UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CALIDI BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

4475 Executive Drive, Suite 200

San Diego, California 92121

Dear Stockholders:

You are cordially invited to attend the virtual Annual Meeting of Stockholders of Calidi Biotherapeutics, Inc. (the “Annual Meeting”). The Annual Meeting will be held on Friday, June 12, 2026, at 10:00 a.m. Pacific Time.

As we believe that a virtual meeting format expands stockholder access and participation and improves communications, the Annual Meeting will be held in a virtual meeting format only. You or your proxyholder will be able to attend the Annual Meeting, vote and submit your questions during the meeting only via live audio webcast by visiting www.virtualshareholdermeeting.com/CLDI2026. To participate in the meeting, you will need to review the information included in the accompanying proxy statement (the “Proxy Statement”) and on your Notice of Availability that we have mailed to you (the Notice of Availability includes your control number and password). You will not be able to attend the virtual meeting in person.

The accompanying notice of the Annual Meeting (the “Notice”) and the Proxy Statement have been made part of this invitation. Details regarding the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice and Proxy Statement. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements only if you were a stockholder as of April 17, 2026, and entitled to vote as of such date, as described in the accompanying Proxy Statement. Holders of our voting Common Stock will be entitled to vote on Proposal 1 (Election of Directors Proposal), Proposal 2 (Ratification of appointment of Auditors Proposal), Proposal 3 (Reverse Stock Split Proposal), Proposal 4 (2023 Plan Amendment Proposal), and Proposal 5 (Adjournment Proposal), as further described in the accompanying Proxy Statement. The Board recommends that you vote “FOR” each of the proposals, as outlined in the accompanying Proxy Statement.

We are pleased to comply with the rules of the Securities and Exchange Commission, or SEC, that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2025 (the “2025 Annual Report”). We will mail the Notice of Availability on or about April 29, 2026, and the Notice of Availability contains instructions on how to access our proxy materials over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2025 Annual Report, and a form of proxy card.

Your vote is very important, regardless of the number of shares of our voting Common Stock that you own. Whether or not you expect to attend the Annual Meeting online, please vote as promptly as possible by following the instructions in the accompanying Proxy Statement to ensure your representation and the presence of a quorum at the Annual Meeting.

Details regarding logging onto and attending the virtual meeting over the website and the business to be conducted at the Annual Meeting are described in the accompanying Notice and Proxy Statement. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, even if you intend to attend the Annual Meeting, we ask that you please promptly vote via the Internet or by telephone, or by mail. If you vote via the Internet, vote by telephone, or submit your proxy card, you can still attend the Annual Meeting virtually. Please review the instructions on each of your voting options described in the accompanying Proxy Statement.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary.

The Board of Directors and management of Calidi Biotherapeutics, Inc. look forward to your attendance at the Annual Meeting.

By Order of the Board of Directors,

/s/ James Schoeneck
San Diego, California	James Schoeneck,
April 17, 2026	Chairman

Important Notice Regarding Internet Availability of Proxy Materials: Pursuant to the rules of the SEC, with respect to the Annual Meeting, we have elected to utilize the “notice and access” option of providing access to all of our proxy materials. On or about April 29, 2026, we expect to mail to our stockholders the Notice of Availability containing instructions on how to access our proxy statement and our 2025 Annual Report. The Notice of Availability provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The proxy statement and our 2025 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2025, are available for viewing, printing and downloading at www.proxyvote.com. All you have to do is enter the control number located on your Notice of Availability or proxy card. If you would like to request a copy of the material(s) for this stockholder meeting, please follow the instructions provided on the Notice of Availability. This proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2025, are also available on the SEC’s website at http://www.sec.gov.

This proxy statement and our 2025 Annual Report are
available for viewing, printing and downloading at www.proxyvote.com.

4475 Executive Drive, Suite 200
San Diego, California 92121

Notice of Annual Meeting of Stockholders
To Be Held on June 12, 2026

Dear Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Calidi Biotherapeutics, Inc., a Delaware corporation (the “Company”), will be held on Friday, June 12, 2026, at 10:00 a.m. Pacific Time (the “Annual Meeting”) and it will be a completely virtual meeting of stockholders via live audio webcast at www.virtualshareholdermeeting.com/CLDI2026. Only stockholders of record of our outstanding shares of voting Common Stock on April 17, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments, continuations or postponements thereof that may take place. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect the Class III directors to the board of directors of the Company (“Board”), to hold office until our annual meeting in 2029, or until her or his successor is duly elected and qualified, and / or until his or her earlier resignation or removal (the “Election of Directors Proposal”).

2.	To ratify the appointment by the Board of CBIZ CPAs P.C., to serve as the independent auditor for the current fiscal year (the “Ratification of appointment of Auditors Proposal”).

3.	To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Appendix A, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, par value $0.0001 per share, which consists of Voting Common Stock and Non-Voting Common Stock, at a ratio between 1-for-2 and 1-for-16 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement.

4.	To approve an amendment to our 2023 Equity Incentive Plan (the “2023 Plan”), to increase the aggregate number of shares of common stock authorized for grant under the 2023 Plan from 282,815 to 1,950,000 (the “2023 Plan Amendment Proposal”).

5.	To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Reverse Stock Split Proposal and the 2023 Plan Amendment Proposal (“Adjournment Proposal”).

If you are a stockholder of record as of the Record Date, you will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CLDI2026. To participate in the Annual Meeting, you must have your control number that is shown on your Notice of Availability. Further information about how to attend the Annual Meeting online, vote your shares online during the meeting, and submit questions online during the Annual Meeting is included in the Proxy Statement.

The Board has fixed the close of business on April 17, 2026, as the Record Date for the Annual Meeting. Only holders of our Common Stock entitled to vote of record on the Record Date are entitled to receive Notice of the Annual Meeting and Proxy Statement, and only such stockholders, or their legal proxy holders, are entitled to vote at the Annual Meeting or at any postponements, or continuations, or adjournments of the Annual Meeting. Holders of our shares of voting Common Stock will be entitled to vote on Proposal 1 (Election of Directors Proposal), Proposal 2 (Ratification of appointment of Auditors Proposal), Proposal 3 (Reverse Stock Split Proposal), Proposal 4 (2023 Plan Amendment Proposal) and Proposal 5 (Adjournment Proposal).

We are pleased to comply with the rules of the Securities and Exchange Commission, or SEC, that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2025, or the 2025 Annual Report. We will mail the Notice of Availability on or about April 29, 2025, and the Notice of Availability contains instructions on how to access our proxy materials over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2025 Annual Report, and a form of proxy card.

A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the ten (10) calendar days prior to the Annual Meeting and online during the Annual Meeting.

If you have questions about your stock ownership, you may contact us or our transfer agent, Equiniti Trust Company, LLC, at (877) 248-6417.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. Please note, however, that if your shares are held in “street name” that is held as of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Further information about how to attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement.

On behalf of the Board, we would like to express our appreciation for your continued interest in our company.

By Order of the Board of Directors,

/s/ James Schoeneck
San Diego, California	James Schoeneck
April 17, 2026	Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 12, 2026: Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), with respect to the Annual Meeting, we have elected to utilize the “notice and access” option of providing access to all of our proxy materials. On or about April 29, 2026, we expect to mail to our stockholders the Notice of Availability containing instructions on how to access our proxy statement and our 2025 Annual Report. The Notice of Availability provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The proxy statement and our 2025 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2025, are available for viewing, printing and downloading at: www.proxyvote.com. All you have to do is enter the control number located on your Notice of Availability. If you would like to request a copy of the material(s) for this stockholder meeting, please follow the instructions provided on the Notice of Availability. This proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2025, are also available on the SEC’s website at http://www.sec.gov.

Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual report on Form 10-K, filed with the SEC on March 27, 2026, and other subsequent documents that we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 12, 2026

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Calidi Biotherapeutics, Inc. (“Calidi,” “we,” “us,” “our” or the “Company”) has prepared these materials for its virtual Annual Meeting of Stockholders and any adjournment, continuation, or postponement thereof (the “Annual Meeting”). The Annual Meeting is scheduled to begin at 10:00 a.m. Pacific Time, on Friday June 12, 2026. Pursuant to our Second Amended and Restated Certificate of Incorporation, as amended, our common stock, par value $0.0001 per share, consists of Voting Common Stock (“common stock” or “Common Stock”) and Non-Voting Common Stock. All of the Non-Voting Common Stock were issued in connection with the business combination completed in September 2023 (“Business Combination”), or the Escalation Shares, and are currently held in escrow. Only holders of our shares of Common Stock (Voting) as of the close of business on April 17, 2026, are entitled to vote in this Annual Meeting. Accordingly, unless the context otherwise requires, references in this Proxy Statement to “stockholders” or “holders” are to the holders of record of our Common Stock (Voting).

The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world. If you are a record holder of shares of our Common Stock at the close of business on April 17, 2026 (the “Record Date”), you are invited to attend the Annual Meeting virtually and to vote on the proposals described in this Proxy Statement.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s, or SEC’s, “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2025 (the “2025 Annual Report”). We are sending the Notice of Availability on or about April 29, 2026, and it contains instructions on how to access those documents over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2025 Annual Report, and a form of proxy card. We are soliciting proxies pursuant to this Proxy Statement for use at the Annual Meeting. Our Proxy Statement and other proxy materials are electronically available at www.proxyvote.com.

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GENERAL INFORMATION ABOUT THE PROXY MATERIALS,
ANNUAL MEETING AND VOTING

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials instead of a Full Set of Proxy Materials?

We are pleased to comply with the SEC rules that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending our stockholders and beneficial owners of our Common Stock a copy of the Notice of Availability instead of paper copies of this proxy statement, our proxy card, and our 2025 Annual Report. We will send the Notice of Availability on or about April 29, 2026.

Detailed instructions on how to access these materials via the Internet may be found in the Notice of Availability. This proxy statement and our 2025 Annual Report are available for viewing, printing and downloading on the Internet at www.proxyvote.com.

We May Use the Full Set Delivery Option in the Future

Although we have elected to use the notice only option in connection with the Annual Meeting, we may choose to use the full set delivery option in the future. By reducing the amount of materials that a company needs to print and mail, the notice only option provides an opportunity for cost savings as well as conservation of paper products. Many companies that have used the notice only option have also experienced a lower participation rate resulting in fewer stockholders voting at their annual meeting. We plan to continue to evaluate the future possible cost savings as well as the possible impact on stockholder participation as we consider which option we will use in the future.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Friday, June 12, 2026, at 10:00 a.m., Pacific Time, via audio webcast. Record holders of shares of our common stock as of the close of business on April 17, 2026, the Record Date for the Annual Meeting, are entitled to vote at the Annual Meeting on all matters to be voted upon.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by audio webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of record of Common Stock as of the close of business on the Record Date, and if you hold a valid proxy for the Annual Meeting. No physical meeting will be held. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CLDI2026. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice of Availability. To participate in the Annual Meeting, you must have your control number that is shown on your Notice of Availability.

The online meeting will begin promptly at 10:00 a.m., Pacific Standard Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone or similar companies.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares directly through our transfer agent, Equiniti Trust Company, LLC), you do not need to register to attend the Annual Meeting virtually on the Internet. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CLDI2026. To participate in the Annual Meeting, you must have your control number that is shown on your Notice of Availability. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained in the Notice of Availability and in the section titled “How do I vote?” below.

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If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your Notice of Availability will be sent to you by that organization. The organization holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page, 15 minutes prior to the start of the meeting.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Dr. Eric Poma, Chief Executive Officer, and Andrew Jackson, Chief Financial Officer, as your proxy holders. Either one of the proxy holders will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Who can vote at the Annual Meeting?

Only our stockholders of record of our Common Stock at the close of business on the Record Date, or their legal proxy holders are entitled to notice and vote at the Annual Meeting and at any adjournments or postponements thereof. As of the Record Date, there were [ ] shares of Common Stock issued and outstanding, entitled to vote.

We are not aware of any other matter, and there will be no other matter, to be acted upon at the Annual Meeting other than the matters described in this Proxy Statement.

What are the voting rights of the stockholders?

As of the Record Date, there were [ ] shares of Common Stock issued and outstanding and entitled to vote.

Common Stock. Each share of our Common Stock outstanding as of the Record Date is entitled to one (1) vote per share on all matters properly brought before the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. If you are a stockholder of record entitled to vote, you may vote during the Annual Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below or by paper proxy card, fill out and return the proxy card mailed to you, to ensure your vote is counted.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Statement is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Stockholders holding shares through a bank or broker should follow the instructions on the voting instruction card received from the bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or ask questions.

What am I voting on?

The list below sets out the matters scheduled for a vote at the Annual Meeting. Holders of Common Stock are entitled to, and are being asked to, vote on:

Proposal 1:	To elect the Class III directors to the board of directors of the Company (“Board”), to hold office until our annual meeting in 2029, or until his successor is duly elected and qualified, and / or until his earlier resignation or removal (the “Election of Directors Proposal”).

Proposal 2:	To ratify the appointment by the Board of CBIZ CPAs P.C., to serve as the independent auditor for the current fiscal year (the “Ratification of appointment of Auditors Proposal”).

Proposal 3:	To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Appendix A, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, par value $0.0001 per share, which consists of Voting Common Stock and Non-Voting Common Stock, at a ratio between 1-for-2 and 1-for-16 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement.

Proposal 4:	To approve an amendment to our 2023 Equity Incentive Plan (the “2023 Plan”), to increase the aggregate number of shares of common stock authorized for grant under the 2023 Plan from 282,815 to 1,950,000 (the “2023 Plan Amendment Proposal”).

Proposal 5:	To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Reverse Stock Split Proposal and the 2023 Plan Amendment Proposal (“Adjournment Proposal”).

How do I vote?

You are invited to attend the virtual Annual Meeting online to vote on the proposals described in this Proxy Statement during the Annual Meeting. If you are a stockholder of record entitled to vote the shares, you may vote your shares by simply following the instructions below to vote via the Internet, by telephone or by mail. Even if you intend to attend the Annual Meeting online, we encourage you to vote your shares in advance using one of the methods described below to ensure that your vote will be represented at the Annual Meeting.

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Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. If you are a stockholder of record of Common Stock entitled to vote then you may vote those shares at www.virtualshareholdermeeting.com/CLDI2026 during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at that time even if you have already voted by proxy. If voting online or by telephone, you have until 11:59 PM EST on June 11, 2026, to vote.

●	Voting via the Internet. To vote through the Internet before the Annual Meeting, go to www.proxyvote.com and follow the on-screen instructions to complete an electronic proxy card. You will need to review the information included in your Notice of Availability. We encourage you to vote via the Internet. Vote online/ by phone until 11:59 PM EST the day before the meeting.

●	Voting by telephone. To vote over the telephone, call 1-800-690-6903. You may follow the recorded instructions.

●	Voting by mail. If you have requested printed copies of proxy materials, you can vote by mailing your proxy card as described in the proxy materials. Please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

●	Voting at the Annual Meeting. To vote at the Annual Meeting, you must join live online at visit www.virtualshareholdermeeting.com/CLDI2026. The webcast will start at 10:00 a.m., Pacific Time. To participate and vote in the Annual Meeting, you will need to review the information included on your Notice of Availability or your proxy card or on the instructions that accompanied your proxy materials. You may vote and submit questions while attending the Annual Meeting online.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern time on June 11, 2026, and mailed proxy cards must be received by the close of business on June 11, 2026, the day before the Annual Meeting, for your vote to count. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares of Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding those shares is considered to be the stockholder of record for purposes of the Annual Meeting. As a beneficial owner, you have the right to direct the organization holding those shares regarding how to vote such shares. You should have received a notice containing voting instructions from the organization that holds those shares. Follow the instructions provided by that organization to ensure that your vote is counted. To vote at the Annual Meeting, contact the organization that holds your shares for instructions regarding obtaining a legal proxy. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.

●	Voting via the Internet. To vote through the Internet before the Annual Meeting, go to www.proxyvote.com and follow the on-screen instructions to complete an electronic proxy card. You will need to review the information included in your Notice of Availability. We encourage you to vote via the Internet. Vote online/ by phone until 11:59 PM EST the day before the meeting.

●	Voting by telephone. To vote over the telephone, call 1-800-454-8683. You may follow the recorded instructions.

●	Voting by mail. If you have requested printed copies of proxy materials, you can vote by mailing your proxy card as described in the proxy materials.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions; however, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Can I Vote My Shares by Filling Out and Returning the Notice of Internet Availability of Proxy Materials?

No. The Notice of Availability only contains instructions on how to vote by proxy via the Internet, by telephone, by requesting and returning a paper proxy card, or by voting online while virtually attending the Annual Meeting.

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How may I request and receive a paper copy or an e-mail copy of the Proxy Materials?

If you would like to receive a paper copy of the Proxy Materials, you must request one. There is no additional charge for requesting a copy. You may make this request through any one of the following methods:

●	Via Internet: To request a paper or e-mail copy of the Proxy Materials, go to www.proxyvote.com and follow the on-screen instructions, to make the request.

●	Via telephone: To request a paper or e-mail copy of the Proxy Materials over the telephone, call 1-800-579-1639. You may follow the recorded instructions.

●	Via e-mail: To request a paper or e-mail copy of the Proxy Materials via e-mail, please send an email to sendmaterial@proxyvote.com. Please note that, if sending an email, you must include your control number (indicated on your Notice of Availability) in the subject line.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record entitled to vote and do not vote by telephone, through the Internet, by completing your proxy card, or at www.virtualshareholdermeeting.com/CLDI2026 during the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules.

Proposals 1, and 4 are considered “non-routine” under New York Stock Exchange rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposals 2, 3 and 5 are considered “routine” under New York Stock Exchange rules and thus, if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on such Proposals.

If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer.

Who am I being asked to appoint as proxy holders and what does it mean?

Our Board of Directors asks you to appoint Dr. Eric Poma, Chief Executive Officer, and Andrew Jackson, the Chief Financial Officer, as your proxy holders to vote your shares at the Annual Meeting. You make this appointment by voting by telephone, through the Internet, or by completing your proxy card.

If appointed by you, either one of the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.

Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by our Board of Directors at the time this Proxy Statement was printed and which, under our amended and restated bylaws, as further amended (together the “Bylaws”), may be properly presented for action at the Annual Meeting. As of the date of this Proxy Statement, our Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.

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Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit a properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the Internet.

●	You may send a timely written notice that you are revoking your proxy to Dr. Eric Poma, Chief Executive Officer, or Andrew Jackson, Chief Financial Officer, which is received by the Company.

●	You may attend the Annual Meeting via the live webcast and vote. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request, or you vote at the Annual Meeting.

Your most recent vote, whether at the Annual Meeting, by proxy card or by telephone or Internet proxy, is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Stockholders holding shares through a bank or broker should follow the instructions for revocation provided by the bank or broker.

How many votes are needed to approve each proposal?

●	Proposal 1 (the Election of Directors Proposal).: Directors shall be elected by a plurality of the votes cast by the stockholders present at the Annual Meeting or represented by proxy and entitled to vote on the matter (meaning that the director nominees who receive the highest number of shares voted “for” their election are elected). If nominees are unopposed, their election requires one or more “for” votes. You may vote for all the director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees. The Board recommends that you vote “FOR” Proposal 1.

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●	Proposal 2 (the Ratification of appointment of Auditors Proposal): The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 2. Abstentions will have no effect on the outcome of Proposal 2. We understand that this Proposal 2 will be considered “routine” by the NYSE American and, because brokers have discretionary authority to vote on Proposal 2, we do not expect any broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 2.

●	Proposal 3 (the Reverse Stock Split Proposal): The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 3. Abstentions will have no effect on the outcome of Proposal 3. We understand that this Proposal 3 will be considered “routine” by the NYSE American and, because brokers have discretionary authority to vote on Proposal 3, we do not expect any broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 3.

●	Proposal 4 (the 2023 Plan Amendment Proposal).: The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 4. Abstentions will have no effect on the outcome of Proposal 4 and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal 4. This Proposal 4 will be considered “non-routine” by the NYSE and, because brokers will not have discretionary authority to vote on Proposal 4, we expect broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 4.

●	Proposal 5 (the Adjournment Proposal): Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting; provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares represented thereat is required for approval of the Adjournment Proposal. Abstentions will have no effect with respect to the vote on the Adjournment Proposal (assuming the presence of a quorum), or, in the absence of a quorum, will have the same effect as a vote “AGAINST” the Adjournment Proposal. We understand that this Adjournment Proposal will be considered “routine” by the NYSE, we do not expect any broker non-votes in connection with this proposal. The Board recommends that you vote “FOR” Proposal 5.

What is the quorum requirement?

A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence, in person or by proxy, of one-third (1/3) of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. There were [   ] shares of our Common Stock outstanding and entitled to vote on the Record Date (excluding the Escalation Shares which are Non-Voting Common Stock) Therefore, a quorum will be present if [   ] shares of our Common Stock, are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of Common Stock represented in person at the meeting.

Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Annual Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet or at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the Annual Meeting, then under our Bylaws either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in the Bylaws until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that could have been transacted at the meeting as originally noticed.

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Therefore, if the shares present in person or represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the stockholders by a vote of the holders of a majority of votes present in person or represented by proxy (which may be voted by the proxyholders) may, without further notice to any stockholder (unless a new record date is set), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum. If a quorum is not present at the Annual Meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four (4) business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four (4) business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. No stockholder has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Our directors and employees may solicit proxies in person, by telephone, or by other means of communication. No directors or employees will be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks, dealers and other similar organizations for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you need assistance completing your proxy card or have other questions regarding the Annual Meeting stockholders, banks and brokers can contact us by email at ir@calidibio.com or by phone (858) 794-9600 .

Householding of Proxy Materials

We have adopted an SEC approved procedure called “householding.” This procedure potentially means extra convenience for stockholders and cost savings for companies. Under this procedure, we send only one copy of the Notice of Annual Meeting of Stockholders, and Notice of Availability, to stockholders of record who share the same address and last name, unless one of those stockholders notifies us that the stockholder would like a separate copy of such documents. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice of Annual Meeting of Stockholders, and proxy materials from the other stockholder(s) sharing your address, please direct your written request to Calidi Biotherapeutics, Inc., Attention: Corporate Secretary, 4475 Executive Drive, Suite 200, San Diego, California 92121 or contact us by phone at (858) 794-9600. We undertake to deliver promptly, upon any such oral or written request, a separate copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and proxy materials, to a stockholder at a shared address to which a single copy of these documents was delivered. Similarly, if stockholders of record sharing the same address are receiving multiple copies of the Notice of Annual Meeting of Stockholders, Proxy Statement and proxy materials, and such stockholders would like a single copy to be delivered to them in the future, such stockholders may make such a request by contacting us by the means described above.

If you wish to update your participation in householding and you are a beneficial owner who holds shares in “street name” with a broker, bank or other nominee, you may contact your broker, bank, or other nominee or our mailing agent, Broadridge via, Phone Number: 1-866-540-7095; or mail: Broadridge Householding department, 51 Mercedes way, Edgewood, NY.

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Postponement or Adjournment of the Annual Meeting

When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the Annual Meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which may have been transacted at the Annual Meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

Interest of Certain Persons in Matter to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposals 1, 2, 3, 4 or 5, that is not shared by all other stockholders.

PROPOSAL 1: ELECTION OF DIRECTORS

General

Our Bylaws provide that our Board of Directors may establish the authorized number of directors from time to time by resolution. The Board of Directors is currently comprised of six (6) members. On April 1, 2026, the members of the Nominating and Corporate Governance Committee (the “Committee”) on receipt of a notice from an incumbent Class III director, Allan J. Camaisa, of his decision to allow the term of his position as a Director of the Board to expire and to not seek re-election to the Board, determined that it would be in the best interests of the Company to reduce the size of the Board from six (6) members to five (5) members, thereby reducing the number of Class III directors from two (2) to one (1). On April 1, 2026, the Committee’s recommendation was also approved by our entire Board of Directors. Accordingly, our Board of Directors will be comprised of five (5) members effective immediately following the election if the nominee is elected.

In a Stockholders’ Special Meeting held on June 6, 2024, the stockholders approved and adopted a proposal to elect seven directors to serve staggered terms on the Board of Directors upon the consummation of the Business Combination until the first, second and third annual meetings of stockholders following the date of effectiveness of the Second Amended and Restated Certificate of Incorporation of the Company, as applicable, or until the election and qualification of their respective successors, or until their earlier resignation, removal or death. In accordance with the Second Amended and Restated Certificate of Incorporation, the board of directors is divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I Directors expired at the first annual meeting of the stockholders of the Company following the effectiveness of the Second Amended and Restated Certificate of Incorporation; the term of the initial Class II Directors expired at the second annual meeting of the stockholders of the Company following the effectiveness the Second Amended and Restated Certificate of Incorporation; and the term of the initial Class III Directors will expire at the third annual meeting of the stockholders of the Company following the effectiveness of the Second Amended and Restated Certificate of Incorporation. As of the date of this proxy statement, the Class I, Class II and Class III directors are as follows:

●	Alan Stewart and Dr. Eric Poma serve as the Class I directors;
●	James Schoeneck and George Peoples serve as the Class II directors; and
●	Allan Camaisa and Scott Leftwich serve as the Class III directors.

Directors Nominees
Director Nominee	Position/Title	Age*	Served From

Scott Leftwich	Class III Director	65	May 2019 – Present
	Compensation Committee Member
	Audit Committee Member
	Nominating and Corporate Governance Committee Chair

 * As of the date of this proxy statement.

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For information as to the shares of our common stock beneficially owned by the nominees, see the section “Securities Ownership of Certain Beneficial Owners and Management”, and as to other Board matters, see the section “Board Information.”

The following is a biographical summary for our nominee for election as a Class III director:

Scott Leftwich. Mr. Leftwich was an early investor and has been a director of Calidi since May 2019. In addition, since 2017 Mr. Leftwich has been an investor and member of the Board of Advisors at Skopos Labs, Inc. Mr. Leftwich’s experience includes serving in various executive positions in private companies, overseeing substantial growth and liquidity events with Fortune 1000 companies. From December 2011 to April 2016, Mr. Leftwich was the CEO and General Manager at InterMedHx, LLC, a healthcare software company, which was acquired by Cerner Corporation in 2014. From September 2005 to December 2011, he was the COO and general manager at Anakam, Inc., a security software company focused on the protection of personal healthcare information within patient-facing portals. Anakam was acquired by Equifax (NYSE: EFX) in 2010. Mr. Leftwich is also a retired Naval officer who served as a P-3 pilot in the Navy and retired with the rank of Commander. Mr. Leftwich holds an MBA (with honors) from Harvard Business School, in addition to a B.S. (with distinction) from the US Naval Academy. Mr. Leftwich is well qualified to serve as our director based on the above qualifications and his executive experience in public and private companies in the healthcare industry.

Required Vote and Recommendation

The Class III Directors shall be elected by a plurality of the votes cast, whether present or represented by proxy, and entitled to vote at the Annual Meeting. The one (1) Class III nominee receiving the highest number of “FOR” votes will be elected to serve on our Board until our annual meeting of stockholders in 2029, or until her or his successor is duly elected and qualified, and / or until his or her earlier resignation or removal. Withholding the authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes are not considered votes cast and will also have no effect on the election of the nominees. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR THIS PROPOSAL NO. 1.

EXECUTIVE OFFICERS OF THE COMPANY

Executive Officers	Position/Title	Age*
Eric Poma	Chief Executive Officer, and Class I Director	54
Andrew Jackson	Chief Financial Officer	57
Antonio F. Santidrian	Chief Scientific Officer and Head of Technical Operations	48

* As of the date of this proxy statement.

The following is the biographical summary of our executive officers.

Eric Poma. Dr. Poma was appointed as the Chief Executive Officer and director of Calidi effective April 22, 2025. Most recently, Dr. Poma served as CEO and as a member of the board of directors at Molecular Templates (NASDAQ: MTEM), a clinical-stage biotechnology company, from February 2009 until January 2025. From March 2005 to September 2008, Dr. Poma served as Vice President, Business Development of Innovive Pharmaceuticals. From 2001 to 2005, Dr. Poma held various senior level positions at Imclone Systems, Inc. From 2000 to 2001 Dr. Poma served as an analyst at Eagle Growth Investors, LLC. Dr. Poma received a Ph.D. in Microbiology and Immunology from University of North Carolina at Chapel Hill, an M.B.A. from Leonard N. Stern School of Business and a Bachelor of Science in Biology from University of North Carolina at Chapel Hill.

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The Board has determined that Dr. Poma is qualified for the position considering his education, career history, and management experience in the industry.

Andrew Jackson. Mr. Jackson has been the Chief Financial Officer since October 30, 2023. Mr. Jackson is a financial executive with over 25 years of corporate finance experience with success in publicly traded companies and venture capital backed startups. Mr. Jackson most recently served as Chief Financial Officer of Eterna Therapeutics Inc. from May 2022 to May 2023. Prior to his position at Eterna Therapeutics, Mr. Jackson served as the Chief Financial Officer of Ra Medical Systems, Inc. from April 2018 until May 2022, and as its Interim Chief Executive Officer from August 2019 to March 2020. From October 2016 to April 2018, he was Chief Financial Officer for AltheaDx, Inc, a molecular diagnostics company specializing in precision medicine. From March 2014 to March 2016, Mr. Jackson held senior financial positions, including Chief Financial Officer, at Celladon Corporation, a publicly traded, clinical stage biotechnology company. From April 2013 to March 2014, he held senior financial positions at Sapphire Energy, an industrial biotechnology company. Mr. Jackson received a MSBA in Finance in December 2006 from San Diego State University and a BSB in Accounting in June 1992 from the University of Minnesota. He is a certified public accountant (inactive).

The Board has determined that Mr. Jackson is qualified for the position considering his education, career history, and management experience in the Company and industry.

Antonio F. Santidrian, Ph.D. Dr. Santidrian has been the Chief Scientific Officer since July 2023 and the Head of Technical Operations since January 2025. Dr. Santidrian joined Calidi in 2015 as Associate Director and is an accomplished scientist with over 24 years of experience in anti-cancer translational research. Dr. Santidrian has focused his scientific career on developing superior cancer drugs and on biological drugs to improve human health. From March 2008 to September 2015, Dr. Santidrian led translational studies at The Scripps Research Institute for several small molecule and biologic drugs to treat breast cancer metastasis. Dr. Santidrian worked closely on translational cancer studies for the development of ACADRA to treat chronic lymphocytic leukemia (CLL) at the University of Barcelona (Spain). Dr. Santidrian is the recipient of a fellowship from the August Pi i Sunyer Foundation, the Ministry of Science and Education (Spain) and the Susan G. Komen Breast Cancer Foundation. Dr. Santidrian received a degree in Pharmacy from the University of Barcelona in 2001 and a Ph.D. in biomedicine, specializing in anti-cancer therapies in 2006 from the University of Barcelona in Barcelona, Spain.

The Board has determined that Dr. Santidrian is qualified for the position considering his education, career history, and experience in the Company and industry.

OTHER DIRECTORS ON OUR BOARD

Class I Directors

The following is the biographical summary of our Class I Directors:

Eric Poma, PhD. Dr. Poma was appointed as the Chief Executive Officer and director of Calidi effective April 22, 2025. For further details, please see description of Dr. Poma’s profile under “Executive Officers of the Company,” above.

Alan R. Stewart. Mr. Stewart has been a director of Calidi since October 10, 2023. Mr. Stewart has extensive experience as a financial executive and board member with a proven track record in diverse industries. He is currently the Chief Financial Officer of Soundthinking, Inc., a publicly traded SaaS software company specializing in wide-area acoustic gunshot detection. Since his appointment, he has successfully led the company through an IPO on the Nasdaq market, facilitated significant growth, and completed acquisitions of technology providers. Mr. Stewart’s prior roles include serving as President of Fit Advisors, LLC, where he launched a successful consultancy and completed numerous M&A transactions in various industries. He also served as a Managing Director at RA Capital Advisors, LLC, specializing in M&A and financing transactions. Mr. Stewart has a strong educational background, holding an M.B.A. in Finance from Harvard Business School and a Bachelor of Science with Distinction in Oceanography from the United States Naval Academy. He has served as a FINRA Licensed Agent with Series 63 and Series 79 credentials (Inactive). Mr. Stewart is well qualified to serve as our director based on the above qualifications, his executive management leadership, and his extensive experience in public company corporate governance.

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Class II Directors

The following is the biographical summary of our Class II Directors:

James Schoeneck. Mr. Schoeneck has been a director of Calidi since July 2020. Mr. Schoeneck is also currently a member and Chairman of the Board at Fibrogen Inc (Nasdaq: FGEN) since April 2010, and also previously served as its Interim CEO from January 2019 to February 2020. From November 2015 to March 2018, Mr. Schoeneck was a director of Anaptysbio, Inc (Nasdaq: ANAB), a therapeutic antibody development company for severe disease. He was previous a director of the Board of Depomed, Inc. in 2007, and also served as its President and CEO from April, 2011 to March 2017, and led Depomed’s transformation into a commercial specialty pharmaceutical company. From 2005 until 2011, he was CEO of BrainCells Inc, a privately-held biopharmaceutical company. Mr. Schoeneck’s diverse biotech experience further includes serving as CEO of ActivX BioSciences, Inc., a development-stage biotechnology company from 2003 to 2004, three years as President and CEO of Prometheus Laboratories Inc, a pharmaceutical and diagnostics product company, from 1999 to 2003, as well as three years from 1996 to 1999 as Vice President, Commercial and General Manager, Immunology, at Centocor Inc (now Janssen Biotech, Inc.). Mr. Schoeneck holds a B.S. in Education from Jacksonville State University. Mr. Schoeneck is well qualified to serve as our director based on the above qualifications, his executive management leadership, and his extensive experience in the biotechnology and pharmaceutical industry.

George Peoples Jr., M.D., F.A.C.S. Dr. Peoples has been a director of Calidi since July 1, 2024. Dr. Peoples served 30 years of active duty as a surgeon and research scientist in the military. Dr. Peoples is currently a Professor of Surgery at Uniformed Services University of the Health Sciences (USUHS) and a Professor (adjunct) of Surgical Oncology at MD Anderson Cancer Center (MDACC). In addition, Dr. Peoples is also the Founder and CEO of Cancer Insight, and the Founder and a director of the Cancer Vaccine Development Program. He also currently serves as a Board Member for Texas Biomedical Research Institute since 2019 and as a Trustee for San Antonio Medical Foundation since 2017. Dr. Peoples is a graduate of the United States Military Academy, West Point and the Johns Hopkins School of Medicine. He completed his surgical training at Harvard’s Brigham and Women’s Hospital and also completed a postdoctoral fellowship at the Laboratory of Biologic Cancer Therapy at Harvard Medical School. He then completed a surgical oncology fellowship at MDACC prior to becoming the Chief of Surgical Oncology at WRAMC. He has published over 300 peer-reviewed manuscripts, abstracts, and book chapters on immuno-oncology and cancer vaccine development. Dr. Peoples received his M.D. from Johns Hopkins University School of Medicine in 1988 and his Bachelor of Science from the United States Military Academy in 1984. Dr. Peoples is well qualified to serve as our director based on the above qualifications, his executive management leadership, and his extensive experience in the biotechnology and pharmaceutical industry.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and the accompanying footnotes sets forth information regarding the beneficial ownership of shares of Common Stock of the Company as of the Record Date, by:

●	each of our named executive officers;

●	each of our directors;

●	all of our current directors and named executive officers as a group; and

●	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting (which includes the power to vote or to direct the voting of) or investment power (which includes the power to dispose of or to direct the disposition of) that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days. To our knowledge, no shares beneficially owned by any executive officer, director or director nominee have been pledged as security. In addition, this table is based upon information Schedules 13D or 13G filed with the SEC.

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The beneficial ownership information below is based on an aggregate of approximately [   ] shares of Common Stock (excluding 150,000 Non-Voting Common Stock held in escrow) of Common Stock issued and outstanding as of the Record Date. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned securities.

Title of Class	Name of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Executive Officers
Common Stock	Eric Poma (2) Chief Executive Officer and Director	[ ]	[ ]	%
Common Stock	Andrew Jackson (3) Chief Financial Officer	[ ]	[ ]	%
Common Stock	Antonio Santidrian (4) Chief Scientific Officer and Head of Technical Operations	[ ]	[ ]	%
Common Stock	Allan J. Camaisa (5) Director	[ ]	[ ]	%
Common Stock	Scott Leftwich (6) Director	[ ]	[ ]	%
Common Stock	Alan R. Stewart (7) Director	[ ]	[ ]	%
Common Stock	James Schoeneck (8) Director and Chairman of the Board	[ ]	[ ]	%
Common Stock	George E. Peoples (9) Director	[ ]	[ ]	%
	All executive officers and directors as a group (8 individuals)	[ ]	[ ]	%

Beneficial owners of more than 5%
	Gavrilov Ognian Anguelov (10)	[ ]	[ ]	%

* Represents a percentage that is less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Calidi Biotherapeutics, Inc., 4475 Executive Drive, Suite 200, San Diego, California 92121.
(2)	Includes [ ].
(3)	Includes [ ].
(4)	Includes [ ].
(5)	Includes [ ].
(6)	Includes [ ].
(7)	Includes [ ].
(8)	Includes [ ].
(9)	Includes [ ].
(10)	Based on the Schedule 13D filed by Gavrilov Ognian Anguelov on March 9, 2026. Mr. Anguelov’s address is 2315 Capitol Avenue, Sacramento, CA 95816.

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DIRECTOR AND EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding total compensation awarded to, earned by, and paid to certain individuals for services rendered to Calidi in all capacities for the fiscal years ended December 31, 2025 and December 31, 2024, as required by Item 402(m)(2) of Regulation S-K of the Securities Act. We refer to these individuals collectively as our “named executive officers.”

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	OPTION AWARDS ($)(1)	NON-QUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)(2)	TOTAL ($)

Eric Poma	2025	358,038	-	267,969	-	47,891	673,898
Chief Executive Officer(3)
Allan J. Camaisa(4)	2025	148,846	80,000	-	-	753,816	982,662
Director, Former Chief Executive Officer and Chairman of the Board	2024	450,000	-	4,341	-	54,780	509,121
Andrew Jackson	2025	430,000	75,250	36,331	-	52,384	593,965
Chief Financial Officer	2024	430,000	-	42,805	-	44,075	516,880
Antonio F. Santidrian(5)	2025	399,004	70,000	42,384	-	65,606	576,994
Chief Scientific Officer and Head of Technical Operations	2024	363,000	-	21,239	-	55,198	439,437

(1)	This column reflects the aggregate grant date fair value of option awards granted during the year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718, the basis for computing stock-based compensation in Calidi’s consolidated financial statements. This calculation assumes that the named executive officer will perform the requisite service for the award to vest in full as required by SEC rules. The assumptions we used in valuing options are described in Note 9 to Calidi’s consolidated financial statements included in this report. These amounts do not reflect the actual economic value that will be realized, if any, by the named executive officer upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

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(2)	This column reflects the aggregate value of other categories of payment, consisting of costs of severance, paid time off payout, medical, dental, vision, life and disability insurance coverage, 401(k) match, lease guarantee payout (See Note 6), commuter reimbursement fees and cell phone plan costs, paid by Calidi.

(3)	Dr. Poma was appointed as the Chief Executive Officer effective April 22, 2025.

(4)	Mr. Camaisa resigned as Chief Executive Officer and Chairman of the Board of Directors effective April 21, 2025. Mr. Camaisa remains on the Board of Directors, but does not receive any additional compensation in his capacity as a Director. In connection with Mr. Camaisa’s resignation, we executed a General Release of Claims and Transition Agreement (“Release Agreement”) with Mr. Camaisa. Pursuant to the Release Agreement, we are obligated to pay Mr. Camisa $0.5 million separation pay in the form of compensation continuation over 12 months pursuant to our regular and customary payroll schedule, less all regular and customary payroll withholdings and shall also pay Mr. Camisa COBRA premiums for 12 months, commencing May 2025. Mr. Camaisa shall also be entitled to receive a transition/consulting pay of $10,000 per month during the transition period. Included in “All Other Compensation” is $0.4 million related to Mr. Camaisa’s separation and transition payments.

(5)	Mr. Santidrian was appointed an executive officer on September 3, 2025.

Narrative Disclosure to Summary Compensation Table

Agreements with Named Executive Officers

We have employment agreements or offer letters with each of our named executive officers. The material terms of each of these agreements are described below. These agreements provide for base salaries and incentive compensation, and each component reflects the scope of each named executive officer’s anticipated responsibilities and the individual experience they bring to our company. The employment of each of our named executive officers is “at will” and may be terminated at any time. In addition, each of our named executive officers has executed a form of our standard proprietary information and inventions agreement. In addition, we have employment agreements and arrangements with our other executive officers which provide for similar benefits, participation in bonus plans and severance payments upon a qualifying termination or Change in Control.

Eric Poma, PhD. On April 22, 2025, we entered into an employment agreement with Eric Poma to serve as Chief Executive Officer. Dr. Poma has an annual base salary of $535,000 and is eligible to receive an annual bonus representing up to 50% of Dr. Poma’s base salary, subject to the approval of the Board of Directors. In addition, subject to approval by the Board of Directors, we agreed to grant Dr. Poma 60,534 incentive stock option to purchase Calidi common stock at an exercise price equal to the fair market value per share of our common stock on the date of grant (the “Stock Options”). Vesting of Stock Options will commence on the Effective Date (“Vesting Commencement Date”) and shall have a one (1) year cliff wherein 25% shall vest upon the one (1) year anniversary of the Vesting Commencement Date, and thereafter, 1/36th of the remaining shares subject to the Stock Options shall vest on the last day of each one month period of Dr. Poma’s service as an employee, so that all of the shares subject to the Stock Options shall be vested on the fourth (4th) anniversary of the Vesting Commencement Date.

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Andrew Jackson. On October 25, 2023, we entered into an employment agreement with Andrew Jackson to serve as Chief Financial Officer, which became effective on October 30, 2023. Mr. Jackson has an annual base salary of $430,000 and is eligible to receive an annual bonus representing up to 35% of Mr. Jackson’s base salary, subject to the approval of the Board of Directors. In addition, subject to approval by the Board of Directors, we agreed to grant Mr. Jackson 2,500 incentive stock option to purchase Calidi common stock at an exercise price equal to the fair market value per share of our common stock on the date of grant (the “Stock Options”). Vesting of Stock Options will commence on the Effective Date (“Vesting Commencement Date”) and shall have a one (1) year cliff wherein 25% shall vest upon the one (1) year anniversary of the Vesting Commencement Date, and thereafter, 1/36th of the remaining shares subject to the Stock Options shall vest on the last day of each one month period of Mr. Jackson’s service as an employee, so that all of the shares subject to the Stock Options shall be vested on the fourth (4th) anniversary of the Vesting Commencement Date.

Antonio F. Santidrian, PhD. On September 1, 2021, we entered into an employment agreement with Antonio F. Santidrian to serve as Senior Vice President, Global Head of Research and Development. Dr. Santidrian has an annual base salary of $220,000 which will be increased to $280,000 upon Calidi raising a one-time lump sum of $10 million in capital or more. Dr. Santidrian is eligible to receive an annual bonus representing up to 30% of his base salary, subject to the approval of the Board of Directors.

On May 16, 2022, Dr. Santidrian’s employment agreement was amended to increase his annual base salary to $280,000.

On July 16, 2023, we entered into a new and superseding employment agreement with Dr. Santidrian to serve as Chief Scientific Officer. He will continue to receive an annual base salary of $280,000 which will increase to $363,000 upon Calidi completing Series B funding and Dr. Santidrian is eligible to receive an annual bonus representing up to 35% of his base salary, subject to the approval of the Board of Directors.

On January 30, 2025, we amended Dr. Santidrian’s employment contract with Dr. Santidrian to serve as Chief Scientific Officer and Head of Technical Operations. Dr. Santidrian’s annual base salary was increased to $400,000. All other terms and conditions remained the same.

Allan J. Camaisa. On September 1, 2021, we entered into an employment agreement with Allan J. Camaisa. Mr. Camaisa is entitled to an initial annual base salary of $29,120, which will be increased to an annual base salary of $410,000, in the event we complete a single capital raise of $10 million or more. Mr. Camaisa may also be eligible to receive an annual cash performance bonus under our bonus plan of up to 50% as approved from time to time by the board of directors pursuant to targets set by the compensation committee. Under his employment agreement, Mr. Camaisa also received an option to purchase 867 shares of the Company’s common stock and additional stock options may also be granted to him from time to time as determined by the board of directors. Such stock options shall have an exercise price equal to the “Fair Market Value” per share of the Company’s common stock on the date of grant and will be granted pursuant to the Company’s 2019 Equity Incentive Plan.

Effective February 1, 2022, Calidi and Mr. Camaisa entered into an updated employment agreement, which superseded the September 1, 2021 Camaisa Agreement (“Camaisa Updated Employment Agreement”). Under the Camaisa Updated Employment Agreement, Calidi increased Mr. Camaisa’s initial annual base salary to $31,200 (increased to $43,240 to comply with California non-exempt employee requirements) effective as of January 1, 2022. Under the Camaisa Updated Employment Agreement, Calidi recognized that from January 1, 2019, through December 31, 2019, Mr. Camaisa received a deferred annual base salary of $240,000 which has been paid from January 1, 2020, through January 31, 2022, Mr. Camaisa received a deferred annual base salary of $400,000 per year which has been paid; and effective February 1, 2022, Mr. Camaisa’s deferred base salary was increased to $450,000 and continued to accrue at that rate. Upon the completion the Business Combination, Mr. Camaisa’s annual base salary was adjusted to $450,000 and his accrued and unpaid deferred compensation was paid. Mr. Camaisa’s employment agreement also provides for certain severance benefits.

On April 22, 2025, in connection with the resignation of Mr. Camaisa as Chief Executive Officer, we executed a General Release of Claims and Transition Agreement (“Release Agreement”) with Mr. Camaisa. Mr. Camaisa will continue to serve as a Class III director of the Company and will assume the title of “CEO Emeritus”. Pursuant to the Release Agreement, we are obligated to pay Mr. Camisa $0.5 million separation pay in the form of compensation continuation over 12 months pursuant to our regular and customary payroll schedule, less all regular and customary payroll withholdings and shall also be liable to pay Mr. Camisa COBRA premiums for 12 months, commencing May 2025. Mr. Camaisa shall also be entitled to receive a transition/consulting pay of $10,000 per month during the transition period. Mr. Camaisa received $0.1 million consulting pay in 2025 and the consulting agreement was terminated effective December 31, 2025.

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In October 2022, in order for us to secure and execute the San Diego Lease discussed in Note 11, Mr. Camaisa, provided a personal Guaranty of Lease of up to $0.9 million (the “Guaranty”) to the lessor for the Company’s future performance under the San Diego Lease agreement. As consideration for the Guaranty, we agreed to pay Mr. Camaisa 10% of the Guaranty amount for the first year of the San Diego Lease, and 5% per annum of the Guaranty amount thereafter through the life of the lease, with all amounts accrued and payable at the termination of the San Diego Lease or release of Mr. Camaisa from the Guaranty by the lessor, whichever occurs first. Mr. Camaisa received $0.2 million during the fiscal year ended 2025 in connection with the lease guarantee.

Non-Employee Director Compensation Policy

We provide cash and/or equity-based compensation to certain of our directors for the time and effort necessary to serve as a member of our board of directors. In addition, all of our directors are entitled to reimbursement of direct expenses incurred in connection with attending meetings of the board or committees thereof.

2025 Non-Employee Director Compensation

The following table sets forth information concerning the compensation of non-employee directors earned or paid for services rendered to Calidi for the year ended December 31, 2025. Mr. Camaisa also served as our director. Mr. Camaisa’s compensation as named executive officer is set forth above under “Summary Compensation Table.”

NAME	FEES EARNED OR PAID IN CASH	OPTION AWARDS(1)	RESTRICTED STOCK UNITS	TOTAL
James A. Schoeneck	$81,042	$81,976	$—	$163,018
Scott Leftwich(2)	53,750	68,313	—	122,063
George E. Peoples	46,250	68,313	—	114,563
Alan R. Stewart	58,750	68,313	—	127,063
Total	$239,792	$286,915	$—	$526,707

(1)	This column reflects the aggregate grant date fair value of option awards granted during the year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718, the basis for computing stock-based compensation in our consolidated financial statements. This calculation assumes that the director will perform the requisite service for the award to vest in full as required by SEC rules. The assumptions we used in valuing options are described in Note 9 to our consolidated financial statements included in this report. These amounts do not reflect the actual economic value that will be realized by the director upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)	Certain fees earned by Mr. Leftwich prior to January 1, 2021 totaling $0.6 million (see Notes 6 and 12) were deferred and paid in January 2025 and excluded from the table above.

	NUMBER OF SHARES SUBJECT TO OUTSTANDING OPTIONS AS OF DECEMBER 31, 2025	NUMBER OF SHARES SUBJECT TO OUTSTANDING RESTRICTED STOCK UNITS AS OF DECEMBER 31, 2025
Scott Leftwich	18,719	—
James A. Schoeneck	18,662	—
Alan R. Stewart	13,544	—
George E. Peoples	13,364	—

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Non-Employee Director Compensation Policy

We provide cash and/or equity-based compensation to certain of our directors for the time and effort necessary to serve as a member of our board of directors. In addition, all of our directors are entitled to reimbursement of direct expenses incurred in connection with attending meetings of the board or committees thereof.

Equity Incentive Plan

Prior to January 1, 2019, we adopted the 2016 Stock Plan (the “2016 Plan”) under which we were authorized to grant stock options, restricted stock, a stock appreciation right, or a restricted stock unit award. In June 2019, we adopted the 2019 Equity Incentive Plan (the “2019 Plan”) to replace the 2016 Plan. Other than the change of plan name and incorporation state, all the terms of the 2016 Plan were carried over into the 2019 Plan. In adopting the 2019 Plan, we terminated the 2016 Plan and may no longer grant any additional stock options or sell any stock under restricted stock purchase agreements under the 2016 Plan; however, stock options issued under the 2016 Plan will continue to be in effect in accordance with their terms and the terms of the 2019 Plan, which are substantially the same terms as the 2016 Plan, until the exercise or expiration of the individual options awards. In connection with the Business Combination, we assumed the outstanding options granted under the 2019 Plan. Upon completion of the Business Combination on September 12, 2023, we adopted the 2023 Equity Incentive Plan (the “2023 Plan” or the “Incentive Plan”). Since only the outstanding options under the 2019 Plan were assumed, we may no longer grant any additional stock options or sell any stock under restricted stock purchase agreements under the 2019 Plan; however, stock options issued under the 2019 Plan will continue to be in effect in accordance with their terms and the terms of the 2023 Plan until the exercise or expiration of the individual options awards.

The 2019 Plan reserved the right for the Board of Directors as the administrator of the plan (the “Administrator”) to issue up to shares pursuant to 166,666 equity awards, which was increased to up to 212,500 in May 2022, including stock options (“Options”), restricted stock awards (“Restricted Stock”), dividend equivalents awards, stock payment awards, restricted stock units (“RSUs”) and/or stock appreciation rights (“SARs”, together with Options, Restricted Stock and RSUs, “Awards”), according to its discretion. Awards may be granted under the 2019 Plan to our employees, directors, and consultants. As of December 31, 2024, the Administrator has not issued any Restricted Stock, RSUs, dividend equivalents awards, stock payment awards or SARs. Stock options remain as the sole outstanding type of award under the 2019 Plans.

Under the 2019 Plan, awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events depending on the Administrator’s discretion. The Administrator has broad authority to determine the terms and conditions of any Award granted pursuant to the 2019 Plan including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof as the Administrator, in its sole discretion may determine.

No Awards may be granted under the 2019 Plan with a term of more than ten years and no Awards granted may be exercised after the expiration of ten years from the date of grant.

The 2023 Plan reserved the right for the Compensation Committee or by the Board of Directors acting as the Compensation Committee, as the administrator of the plan (the “Administrator”) to issue up to 32,815 equity awards, which was increased to up to 282,815 in July 2025, including stock options (“Options”), restricted stock awards (“Restricted Stock”), dividend equivalents awards, stock payment awards, restricted stock units (“RSUs”) and/or stock appreciation rights (“SARs”, together with Options, Restricted Stock and RSUs, “Awards”), according to its discretion. Awards may be granted under the 2023 Plan to our employees, directors, and consultants. As of December 31, 2025, the Administrator has issued RSUs and stock options under the 2023 Plan.

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Under the 2023 Plan, Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events depending on the Administrator’s discretion. The Administrator has broad authority to determine the terms and conditions of any Award granted pursuant to the 2023 Plan including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof as the Administrator, in its sole discretion may determine.

No Awards may be granted under the 2023 Plan with a term of more than ten years and no Awards granted may be exercised after the expiration of ten years from the date of grant.

On January 18, 2023, the Board approved a repricing of approximately 0.2 million stock options previously granted at an exercise price of $1,112.40 per share to the then current fair value of $853.20 per share pursuant to an updated valuation report. The year ended December 31, 2025 includes a noncash compensation charge of approximately $62 thousand in connection with this repricing. The year ended December 31, 2024 included a noncash compensation charge of approximately $0.1 million in connection with this repricing. The stock option repricing and the acceleration of vesting were accounted for as a modification under ASC 718.

On September 12, 2023, upon closing of the FLAG Merger, the number of equity awards issued and available for grant were retrospectively adjusted pursuant to the conversion ratio of approximately 0.003. The mechanism of conversion resulted in the fair value of each option prior to the Closing equal to the fair value of each option after. All stock option activity presented in these statements has been retrospectively adjusted to reflect the conversion.

On July 15, 2024, we effected a 1-for-10 Reverse Stock Split. As a result, proportionate adjustments were made to the per share exercise price and the number of shares of Common Stock that may be purchased upon exercise of outstanding stock options granted by Calidi, and the number of shares of Common Stock reserved for future issuance under the 2023 Equity Incentive Plan. All stock option activity presented in these statements has been retrospectively adjusted to reflect the Reverse Stock Split.

On August 4, 2025, we effected a 1-for-12 Reverse Stock Split. As a result, proportionate adjustments were made to the per share exercise price and the number of shares of Common Stock that may be purchased upon exercise of outstanding stock options granted by Calidi, and the number of shares of Common Stock reserved for future issuance under the 2023 Equity Incentive Plan. All stock option activity presented in these statements has been retrospectively adjusted to reflect the Reverse Stock Split.

Stock Options

Options granted under the 2023 Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to the Company’s employees and employees of domestic subsidiaries, as applicable. The exercise price of stock options shall be equal to or greater than the fair market value of common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of the common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $0.1 million, otherwise it will be classified as a Non-Qualified Stock Option.

The exercise price of an option may be payable in cash or in common stock, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as the Board or Administrator may approve.

Generally, options vest over four years and will be exercisable only while the optionee remains an employee, director or consultant, or during the three months thereafter, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of twelve months after termination or the expiration date of the option.

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Outstanding Equity Awards as of December 31, 2025

The following table sets forth certain information about equity awards granted to Calidi’s named executive officers that remained outstanding as of December 31, 2025.

	OPTION AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)		OPTION EXPIRATION DATE

Eric Poma	4/22/2025	—	60,534	5.63		4/22/2035
	9/03/2025	—	10,000	1.58		9/03/2035

Allan J. Camaisa (granted to AJC Capital, of which Mr. Camaisa is the sole member except for the grants on February 1, 2022, December 21, 2023 and June 17, 2024 which were granted to Mr. Camaisa individually)	7/01/2016	2,774	—	57.60		7/01/2026
	7/01/2016	3,468	—	72.12		7/01/2026
	7/01/2016	346	—	72.12		7/01/2026
	1/01/2017	3,468	—	72.12		1/01/2027
	1/01/2018	3,468	—	72.12		1/01/2028
	1/01/2019	3,468	—	72.12		1/01/2029
	1/01/2020	3,468	—	288.24		1/01/2030
	3/30/2021	867	—	288.24		3/30/2031
	12/02/2021	693	—	481.44		12/02/2031
	12/02/2021	867	—	481.44		12/02/2031
	2/01/2022	193	9	853.20	(1)	2/01/2032
	2/01/2022	320	14	853.20	(1)	2/01/2032
	12/21/2023	833	—	216.00		12/21/2033
	6/17/2024	159	174	25.80		6/17/2029

Andrew Jackson	6/17/2024	1,353	1,147	23.40		6/17/2034
	9/03/2025	—	30,000	1.58		9/03/2035

Antonio F. Santidrian	12/27/2019	72	—	288.24		12/27/2029
	4/15/2020	28	—	288.24		4/15/2030
	3/30/2021	130	—	288.24		3/30/2031
	6/17/2024	159	174	23.40		6/17/2034
	6/17/2024	553	363	23.40		6/17/2034
	9/03/2025	—	35,000	1.58		9/03/2035

(1)	On January 18, 2023, the $1,112.40 exercise price per share was adjusted to $853.20 per share pursuant to a January 2023 valuation and a repricing of certain stock options approved by Calidi’s Board of Directors. All vesting conditions remained unchanged.

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Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans in effect as of December 31 2025:

	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted- average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by shareholders(1)	43,425	$276.11	—
Equity compensation plans approved by shareholders(2)	173,863	$8.29	96,497
Equity compensation plans approved by shareholders(3)	—	$—	32,815
Equity compensation plans not approved by shareholders(4)	60,534	$5.63	—
Total	277,822	$49.57	129,312

(1)	Represents shares of common stock to be issued upon exercise of outstanding options granted under the 2019 Equity Incentive Plan of Calidi (the “2019 Plan”), which options were assumed by us in connection with the Business Combination.
(2)	Represents shares of common stock to be issued upon exercise of outstanding options and restricted stock units under the 2023 Equity Incentive Plan (the “2023 Plan”) which was approved by our shareholders on August 28, 2023.
(3)	Represents the number of shares of common stock reserved as authorized for the grant of options under the Employee Stock Purchase Plan (the “2023 ESPP”), which was approved by our shareholders on August 28, 2023.
(4)	Represents shares of common stock to be issued upon exercise of outstanding options granted as inducement awards in accordance with Section 711 of NYSE American LLC Company Guide.

Non-Equity Compensation

We seek to motivate and reward our named executive officers for achievements relative to our corporate goals and expectations for each fiscal year. Each of our named executive officers is eligible to receive an annual performance bonus payable in cash of up to 50% for Mr. Poma, up to 35% for Mr. Jackson, up to 35% for Mr. Santidrian and up to 35% for other executive officers, as approved by our board of directors from time to time based on the achievement of individual and company-wide annual performance goals as determined by our compensation committee.

Payments upon Termination or Change-in-Control

Pursuant to their respective employment agreements, each named executive officer is entitled to receive amounts described below upon a qualifying termination or Change in Control.

Eric Poma, PhD. Dr. Poma’s employment agreement may be terminated, in writing with at least thirty (30) days’ prior written notice, by the Company for or without cause or by Dr. Poma with or without good reason. If Dr. Poma’s employment is terminated without cause or he resigns with good reason, Dr. Poma will receive the following severance benefits, including but not limited to, his fully earned but unpaid base salary; nine (9) months’(“Severance Period”) pay at Dr. Poma’s monthly base salary rate, payable in a lump sum or in instalments subject to the Company’s discretion; and additional stock award acceleration under the circumstances described therein. In the event Dr. Poma’s employment is terminated without cause or he resigns with good reason following a change in control, the Severance Period shall be increased to 24 (twenty-four) months and the cash severance shall instead be paid in a lump sum. Such post-termination payments and benefits are conditioned on Dr. Poma’s execution and non-revocation of a general release of claims in favor of the Company.

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Andrew Jackson. Mr. Jackson’s employment agreement may be terminated, in writing with at least thirty (30) days’ prior written notice, by the Company for or without cause or by Mr. Jackson with or without good reason. If Mr. Jackson’s employment is terminated without cause or he resigns with good reason, Mr. Jackson will receive the following severance benefits, including but not limited to, his fully earned but unpaid base salary; six (6) months’(“Severance Period”) pay at Mr. Jackson’s monthly base salary rate, payable in a lump sum or in instalments subject to the Company’s discretion; and additional stock award acceleration under the circumstances described therein. In the event Mr. Jackson’s employment is terminated without cause or he resigns with good reason following a change in control, the Severance Period shall be increased to 12 (twelve) months and the cash severance shall instead be paid in a lump sum. Such post-termination payments and benefits are conditioned on Mr. Jackson’s execution and non-revocation of a general release of claims in favor of the Company.

Antonio F. Santidrian, PhD. Dr. Santidrian’s employment agreement may be terminated, in writing with at least thirty (30) days’ prior written notice, by the Company for or without cause or by Dr. Santidrian with or without good reason. If Dr. Santidrian’s employment is terminated without cause or he resigns with good reason, Dr. Santidrian will receive the following severance benefits, including but not limited to, his fully earned but unpaid base salary; six (6) months’(“Severance Period”) pay at Dr. Santidrian’s monthly base salary rate, payable in a lump sum or in instalments subject to the Company’s discretion; and additional stock award acceleration under the circumstances described therein. In the event Dr. Santidrian’s employment is terminated without cause or he resigns with good reason following a change in control, the Severance Period shall be increased to 12 (twelve) months and the cash severance shall instead be paid in a lump sum. Such post-termination payments and benefits are conditioned on Dr. Santidrian’s execution and non-revocation of a general release of claims in favor of the Company.

Pension Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by Calidi during the fiscal year ended December 31, 2025.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, nor earn any benefits under, a nonqualified deferred compensation plan sponsored by Calidi during the fiscal year ended December 31, 2025.

Benefits

Each of the named executive officers is eligible to participate in Calidi’s standard employee benefit plans and programs.

401(k) Plan

We maintain a 401(k) plan intended to qualify as a tax-qualified plan under Section 401 of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. The 401(k) plan provides that each participant may contribute up to the lesser of 100% of his or her compensation or the statutory limit, which was $23,500 for calendar year 2025. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Employees are immediately and fully vested in their contributions. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Effective January 1, 2023, the 401(k) plan was changed to a safe harbor plan under which we will make safe harbor contributions equal to 100% of a participant’s elective deferral, not to exceed 4% of compensation.

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Other Benefits

Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees.

We generally have not provided perquisites or personal benefits except in limited circumstances, and except as set forth above under “Summary Compensation Table,” we did not provide any perquisites or personal benefits to our named executive officers in fiscal year ended December 31, 2025.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee has ever been an executive officer or employee of the Company. None of our executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serve as a member of our board of directors or compensation committee.

CORPORATE GOVERNANCE

Board Composition

Our business and affairs will be managed under the direction of our board of directors. Mr. Schoeneck serves as Chair of the board of directors. The primary responsibilities of the board of directors will be to provide oversight, strategic guidance, counselling and direction to our management. The board of directors of will meet on a regular basis and additionally as required.

In accordance with the terms of the Bylaws, the board of directors may establish the authorized number of directors from time to time by resolution. As of the date of this report, the board of directors consists of six (6) members.

In accordance with the Second Amended and Restated Certificate of Incorporation, the board of directors is divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The current directors of Class I, Class II and Class III are as follows:

●	Dr. Eric Poma and Alan R. Stewart serve as the Class I directors, with the term of their directorship expiring at the stockholders’ annual meeting to be held in 2027;
●	George E. Peoples and James A. Schoeneck serve as the Class II directors, with the term of their directorship expiring at the stockholders’ annual meeting to be held in 2028;
●	Allan J. Camaisa and Scott Leftwich serve as the Class III directors, with the term of their directorship expiring at the stockholders’ annual meeting to be held in 2026.

Independence of the Board of Directors

In connection with the appointment of the directors to the committees, the board of directors undertook a review of the independence of each director. Based on information provided by each director concerning her or his background, employment and affiliations, the board of directors determined that none of the directors, other than Mr. Camaisa and Dr. Poma, has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the directors is “independent” as that term is defined under the NYSE American listing standards. In making these determinations, the board of directors of considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the board of directors deems relevant in determining their independence, including the beneficial ownership of our securities by each non-employee director and the transactions described in the section entitled “Related Party Transactions.”

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning her or his background, employment and affiliations, including family relationships, our Board has determined that the following Board Members are “independent” as defined under the NYSE American Company Guide; Alan Stewart, George Peoples, Scott Leftwich, and James Schoeneck. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances that our Board deemed relevant.

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Director Nominations

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in any stockholders agreement to which the Company is a party.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current Board members and management for the names of potentially qualified candidates or may ask Board members and management to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our shareholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election to the Board.

The Nominating and Corporate Governance Committee believes that the Board should consist of individuals who possess the integrity, education, work ethic, experience, and ability to work with others necessary to oversee our business effectively and to represent the interests of all of the Company’s stockholders. The Nominating and Corporate Governance Committee also believes that it is desirable for directors to own an equity interest in the Company in order to better align their interests with those of the stockholders. The standards that the Nominating and Corporate Governance Committee considers in selecting candidates (although candidates need not possess all of the following characteristics, and not all factors are weighted equally) include, among other factors determined to be relevant by the Board, each director’s or nominee’s:

●	business experience;
●	industry experience;
●	financial background;
●	breadth of knowledge about issues affecting the Company; and
●	time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

Stockholder Recommendations of Director Candidates. The Board will consider Board nominees recommended by stockholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to our Corporate Secretary. To be timely, the notice must be received at our principal executive offices as set forth under “Stockholder Proposals” below. Notice of a nomination must include the following information: your name, address, and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. The notice must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). Stockholders must submit the nominee’s consent to be elected and to serve, if elected. The Board may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.

Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

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Board Attendance at Board of Directors, Committee and Stockholder Meetings

Our Board met 13 times and acted by unanimous written consent 7 times during our fiscal year ended December 31, 2025. Our Audit Committee met 5 times and acted 2 times by unanimous written consent. Our Compensation Committee met 5 times and acted 2 times by unanimous written consent. Our Nominating & Corporate Governance Committee met once and acted 3 times by unanimous written consent. Each director serving during Fiscal 2025 attended at least 75% of the meetings of the Board and the committees of the Board upon which such director served that were held during Fiscal 2025, and there was a quorum at each meeting.

We do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders, but directors are encouraged to attend.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

None of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships and Arrangements

There are no family relationships among any of our directors or executive officers. Except as provided in the Merger Agreement in connection with the Business Combination, there are no arrangements or understandings with any other person under which any of our directors and officers was elected or appointed as a director or executive officer.

Involvement in Certain Legal Proceedings

Except as set forth below, our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;
4.	being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
5.	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On April 20, 2025, Molecular Templates, Inc. (“MTEM”), and its affiliate, Molecular Templates OpCo, Inc., commenced chapter 11 cases as debtors in possession in voluntary proceedings under Chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended from time to time in the United States Bankruptcy Court for the District of Delaware. Dr. Poma, our Chief Executive Officer and Director, was chief executive officer of MTEM from February 2009 to December 2024.

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Committees of our Board

Audit Committee

The audit committee consists of the following members: Alan R. Stewart, James A. Schoeneck, and Scott Leftwich. Our board of directors has determined that each member of the audit committee satisfies the independence requirements under the NYSE American listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chairman of our audit committee is Alan R. Stewart. Our board of directors has determined that Alan Stewart and James A. Schoeneck qualify as “audit committee financial experts” within the meaning of SEC regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable listing standards. In arriving at these determinations, our board of directors has examined each audit committee member’s scope of experience and the nature of his or her employment.

The primary purpose of the audit committee is to discharge the responsibilities of our board of directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our audit committee include:

●	helping our board of directors oversee our corporate accounting and financial reporting processes;
●	reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures;
●	assisting with design and implementation of our risk assessment functions;
●	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
●	reviewing related person transactions;
●	obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and
●	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

The compensation committee consists of the following members: James A. Schoeneck, Scott Leftwich and George E. Peoples. The chairman of our compensation committee is James Schoeneck. Our board of directors has determined that each member of the compensation committee satisfies the independence requirements under the listing standards of the NYSE American, and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate.

Specific responsibilities of our compensation committee include:

●	reviewing and recommending to our board of directors the compensation of our chief executive officer and other executive officers;
●	reviewing and recommending to our board of directors the compensation of our directors;
●	administering our equity incentive plans and other benefit programs;
●	reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management;
●	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy; and
●	reviewing and evaluating with the chief executive officer the succession plans for our executive officers.

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Nominating & Corporate Governance Committee

The nominating and corporate governance committee consists of the following members: Scott Leftwich, James A. Schoeneck and Alan R. Stewart. The chairman of our nominating and corporate governance committee Scott Leftwich. Our board of directors has determined that each member of the nominating and corporate governance committee satisfies the independence requirements under the listing standards of the NYSE American.

The nominating committee is responsible for, among other things:

●	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our board of directors
●	considering and making recommendations to our board of directors regarding the composition and chairmanship of the committees of our board of directors;
●	reviewing with our chief executive officer the plans for succession to the offices of our executive officers and make recommendations to our board of directors with respect to the selection of appropriate individuals to succeed to these positions;
●	developing and making recommendations to our board of directors regarding corporate governance guidelines and matters; and
●	overseeing periodic evaluations of the board of directors’ performance, including committees of the board of directors.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chair of the Board, as the Board believes it is in the best interest of the Company and its stockholders to make that determination based on the position and direction of the Company and the membership of the Board, from time to time. Currently, Dr. Poma serves as the Chief Executive Officer of Calidi and Mr. Schoeneck, an independent director, serves as the Chair of the Board. We believe at this time that our stockholders are best served by separate Chair and CEO roles.

A number of factors support the separate leadership structure chosen by the Board. Separate Chair and CEO roles promote balance between the Board’s independent authority to oversee the Company’s business and the CEO’s management team, which manages the business on a day-to-day basis. Separation of the Chair and CEO roles allows Dr. Poma to focus his time and energy on operating and managing the Company and leverages the experience and perspectives of Mr. Schoeneck, who will preside over executive sessions of the Board. Separating the Chair and CEO roles fosters accountability, creates an environment that is more conducive to objective evaluation of management’s performance and enhances the effectiveness of the Board as a whole. Separating these positions allows the Chair to focus on the general policy of the Company and lead the Board in its fundamental role of providing oversight and advice while also allowing Dr. Poma to streamline his duties as CEO and attain a comprehensive focus on the Company’s day-to-day business operations. For these reasons, having two separate positions is the appropriate leadership structure for the Company at this time.

Our Board recognizes that depending on future circumstances, other leadership models may become more suitable in addressing the interests of our stockholders. Accordingly, our Board will periodically review its leadership structure.

Board’s Role in the Oversight of Risk Management

One of the key functions of the board of directors is to have informed oversight of our risk management process. The board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and the audit committee will have the responsibility to consider and discuss the major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. The compensation committee also assesses and monitors whether the compensation plans, policies and programs comply with applicable legal and regulatory requirements.

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Code of Business Conduct and Ethics for Employees, Executive Officers, and Directors

We have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, applicable to all of our employees, executive officers and directors. The Code of Conduct is available at the investors section of our website at www.calidibio.com. Information contained on or accessible through this website is not a part of this proxy statement, and the inclusion of such website address in this proxy statement is an inactive textual reference only. Any amendments to the Code of Conduct, or any waivers of its requirements, are expected to be disclosed on our website to the extent required by applicable rules and exchange requirements.

Calidi Compensation Recovery Policy

We have adopted a compensation recovery policy, which describes the circumstances under which the Company is required to recover certain executive compensation in the event of a financial restatement resulting from material noncompliance with the financial reporting requirements under United States federal securities laws. The policy is intended to comply with the requirements of Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 811 of the NYSE American Company Guide. A copy of the compensation recovery policy is available at the governance section of our website www.calidibio.com. Information contained on or accessible through this website is not a part of this proxy statement, and the inclusion of such website address in this proxy statement is an inactive textual reference only.

Indemnification Agreements

We executed a standard form of indemnification agreement (“Indemnification Agreement”) with each of our Board members and executive officers (each, an “Indemnitee”).

Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, we agreed to indemnify each Indemnitee, against any and all expenses incurred in connection with the Indemnitee’s service as our officer, director and or agent, or is or was serving at our request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interest, and in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the indemnification provided in the indemnification agreement is applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven. Additionally, the Indemnification Agreement establishes processes and procedures for indemnification claims, advancement of expenses and costs and contribution obligations.

Certain Relationships and Related Transactions

Other than as set forth below and compensation arrangements, including employment, and indemnification arrangements, discussed, there have been no transactions since the beginning of the fiscal year beginning January 1, 2024, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

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Pursuant to the Audit Committee’s written charter, our Audit Committee has the responsibility to review, approve and oversee transactions between the Company and any related person (as defined in Item 404 of Regulation S-K) and any potential conflict of interest situations on an ongoing basis, in accordance with our policies and procedures, and to develop policies and procedures for the Audit Committee’s approval of related party transactions.

Related Party	Description of investment or transaction	December 31, 2025	December 31, 2024
Director A and Director E	Current term notes payable, net of discount, including accrued interest(1)	—	2,702
Director F and relative of Officer A	Accounts payable and accrued expenses(2)	—	30
Director F	Severance accrual(3)	195	—
Director D	Severance accrual(4)	—	434
Director A	Advisory services included in accrued expenses(5)	—	18
Director F	Lease guaranty(6)	14	186
Director A	Other liabilities(7)	—	638
Director F and Director A	Warrant liability(8)	8	9
Relative of Officer A	Loan payable(9)	—	223
Officer G	Severance accrual(10)	65	—
Officer A	Severance accrual(11)	158	—
Company A related to Director G	Accounts payable and accrued expenses(12)	130	—

(1)	As of December 31, 2024, related party term note payable amounts due to Directors A and E totaled $2.7 million. See Note 7 in our consolidated financial statements for further details.
(2)	Amounts owed to Director F and the relative of Officer A as of December 31, 2024, for reimbursable expenses; in addition, amounts owed to a relative of Officer A for certain legal fees, included in accounts payable and accrued expenses. Legal fees incurred to a relative of Officer A were approximately $48 thousand and $38 thousand for the years ended December 31, 2025 and 2024, respectively.
(3)	On April 22, 2025, the Company executed a General Release of Claims and Transition Agreement (“Release Agreement”) with Mr. Camaisa, (Director F referenced above), and is obligated to pay Director F $0.5 million separation pay in the form of compensation continuation over 12 months pursuant to our regular and customary payroll schedule, less all regular and customary payroll withholdings and shall also be liable to pay Director F COBRA premiums for 12 months, commencing May 2025, of which $0.2 million is outstanding as of December 31, 2025. Director F shall also be entitled to receive transition and consulting pay of $10,000 per month during the transition period. The agreement terminated on December 31, 2025 and $0.1 million was expensed under the agreement.
(4)	On February 1, 2022, the Company appointed a then current board member (Director D referenced above), George K. Ng, as President and Chief Operating Officer of the Company under an Employment Agreement (the “Ng Agreement”). Under the Ng Agreement, Mr. Ng was entitled to a base annual salary of $0.5 million and a signing bonus of $0.3 million, payable in three equal monthly installments. Mr. Ng was eligible for standard change in control and severance benefits.
On June 23, 2023, the Company entered into a Separation and Release Agreement with Mr. Ng which included a severance accrual and accrued interest as of December 31, 2024 (see Note 11 in our consolidated financial statements). The lump sum payment and accrued interest was settled in January 2025.
(5)	On April 1, 2022, the Company entered into an Advisory Agreement with Scott Leftwich (Director A referenced above), for providing certain strategic and advisory services. Director A received an advisory fee of $9,166 per month not to exceed $0.1 million per annum, accrued and payable upon the Company raising $10 million or more in equity proceeds, as defined in the Advisory Agreement. The Advisory Agreement terminated on August 31, 2023. The accrued advisory fees were settled in January 2025.
(6)	In October 2022, in order for the Company to secure and execute the San Diego Lease discussed in Note 11, Director F, provided a personal Guaranty of Lease of (the “Guaranty”) up to $0.9 million to the lessor for the Company’s future performance under the San Diego Lease agreement. As consideration for the Guaranty, the Company agreed to pay Director F 10% of the Guaranty amount for the first year of the San Diego Lease, and 5% per annum of the Guaranty amount thereafter through the life of the lease, with all amounts accrued and payable at the termination of the San Diego Lease or release of Director F from the Guaranty by the lessor, whichever occurs first. As of December 31, 2025 and December 31, 2024, the amounts shown in the table above represent the present value, including accrued interest as of the period shown, of approximately $14,000 and $0.2 million, respectively, payment due to Director F upon the release or termination of the Guaranty, which is included in non-current operating lease right-of-use liability. The amount due to Director F was partially settled in April 2025.

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(7)	In August 2023, the Company entered into an agreement with Director A for deferred compensation including advisory fees for $0.5 million, which was paid in January 2025 (see Note 11). The $0.5 million note bore interest at 24% through August 12, 2024, at which time the note was amended and replaced with an interest rate of 14% per annum. The deferred compensation and advisory fees were settled in January 2025.
(8)	See Note 8 in our consolidated financial statements for disclosures around Warrants.
(9)	In January 2024, the Company entered into a loan agreement with a relative of Officer A for a loan payable for $0.2 million, which bears interest at 12%. The loan was settled in full in January 2025.
(10)	On August 8, 2025, the Company executed a General Release of Claims and Separation Agreement with Officer G, and is obligated to pay to Officer G $0.1 million in relation to a negotiated bonus for the NNV1 and SNV1 IND approvals and $0.2 million severance pay in the form of compensation continuation over six months pursuant to the Company’s regular and customary payroll schedule, less all regular and customary payroll withholdings and shall pay Officer G’s COBRA premiums for six months, commencing August 2025. As of December 31, 2025, $0.1 million of severance pay and related benefits were included in related party accrued expenses and other liabilities.
(11)	On September 17, 2025, the Company executed a General Release of Claims and Separation Agreement with Officer A, and is obligated to pay to Officer A i) a bonus in the amount of $0.1 million, upon the successful and effective corporate spin-off, out-licensing, or similar transaction relating to Nova Cell prior to October 31, 2025, and (ii) $0.2 million severance pay in the form of compensation continuation over six months pursuant to the Company’s regular and customary payroll schedule, less all regular and customary payroll withholdings and shall pay Officer A’s COBRA premiums for six months, commencing October 2025. As of December 31, 2025, $0.2 million of severance pay and related benefits were included in related party accrued expenses and other liabilities.
(12)	On December 13, 2024, the Company executed a Master Services Agreement with Company A, related to Director G, to engage Company A for contract research organization (“CRO”) services and other clinical development services. As part of the Master Services Agreement, the Company is obligated to pay to Company A i) all reimbursable expenses, and (ii) all undisputed invoiced amounts for services. As of December 31, 2025, the Company accrued $0.1 million due to Company A, included in related party accounts payable and accrued expenses. Furthermore, during the year ended December 31, 2025, the Company incurred $0.6 million in expenses related to services from Company A.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and Annual Reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC during the most recent fiscal year, we believe that all reports required by Section 16(a) for transactions in the fiscal year ended December 31, 2025, were timely filed except for the following due to administrative oversight:

●	Dr. Eric Poma, filed a Form 4 on April 25, 2025, reporting a transaction that occurred on April 22, 2025.
●	Alan Stewart, James Schoeneck, Dr. George Peoples, and Scott Leftwich, filed Forms 4 on July 15, 2025, reporting transactions that occurred on July 9, 2025.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to:

Calidi Biotherapeutics, Inc.

4475 Executive Drive, Suite 200

San Diego, CA 92121

Attention: Corporate Secretary

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Corporate Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

The Audit Committee of our Board approved the appointment of CBIZ as our independent registered public accounting firm. The decision to select CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2026, was recommended by our Audit Committee and approved by our Board. Previously, Marcum LLP served as our independent registered public accounting firm from November 26, 2022 through April 30, 2025 and reported on our financial statements for years 2022 to 2024.

Representatives of CBIZ are expected to be present at the Annual Meeting. The representatives of CBIZ will be able to make a statement at the Annual Meeting if they wish and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require that our stockholders ratify the selection of CBIZ as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of CBIZ to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firms at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Change in Independent Registered Public Accounting Firm

On November 1, 2024, CBIZ acquired the attest business of Marcum LLP, and substantially all of the partners and staff that provided attestation services with Marcum LLP joined CBIZ in connection with the acquisition. Accordingly, on April 30, 2025, as a result of the acquisition, Marcum LLP resigned as our independent registered public accounting firm and, on April 30, 2025, our Audit Committee approved the appointment of CBIZ as our independent registered public accounting firm.

The reports of Marcum LLP on our consolidated financial statements for the years ended December 31, 2024, and December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except going concern.

During the fiscal years ended December 31, 2024, and December 31, 2023, and the subsequent interim period through April 30, 2025, there were (i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between us and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused Marcum LLP to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such years and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Marcum LLP with a copy of the above disclosures and requested that Marcum LLP furnish us with a letter addressed to the SEC stating whether it agrees with the statements made above and, if it does not agree, the respects in which it does not agree. A copy of Marcum LLP’s letter, dated May 2, 2025, was attached as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on May 2, 2025.

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On April 30, 2025, our Audit Committee approved the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025. In connection with the engagement, CBIZ prepared the report on our consolidated financial statements for the fiscal year ending December 31, 2025. During the fiscal years ended December 31, 2024, and December 31, 2023, and the subsequent interim period through April 30, 2025, neither we nor anyone on our behalf has consulted with CBIZ regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on our consolidated financial statements, and neither a written report nor oral advice was provided by CBIZ to us that CBIZ concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2025 and 2024 by CBIZ and Marcum LLP, the Company’s independent registered accounting firms during such years.

	2025	2024
Audit fees(1)	$451	$461
Audit related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total	$451	$461

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. This information is presented as of the latest practicable date for this annual report.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.”

(3)	CBIZ did not provide us with tax compliance, tax advice or tax planning services.

(4)	All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended December 31, 2025 or 2024.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.

Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this preapproval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board is comprised of two non-employee directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. Our board of directors of directors has determined that James Schoeneck is an “audit committee financial expert” within the meaning of Item 401(h) of SEC Regulation S-K. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable listing standards. In arriving at these determinations, our board of directors has examined each audit committee member’s scope of experience and the nature of his or her employment. The Audit Committee assists the Board’s oversight of the integrity of our financial reports, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing our corporate accounting and financial reporting practices, recommending the selection of our independent registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in our periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in our Annual Report on Form 10-K.

The Audit Committee has reviewed and discussed with management and CBIZ CPAs P.C. (“CBIZ”), our independent registered public accounting firm for our fiscal year ended December 31, 2025, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The Audit Committee also discussed with Marcum those matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16.

CBIZ also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Respectfully submitted by:

MEMBERS OF THE AUDIT COMMITTEE,

/s/ Alan Stewart
Chair of the Audit Committee

/s/ James Schoeneck
Member of the Audit Committee

The foregoing Audit Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

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PROPOSAL 3

TO APPROVE AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, IN SUBSTANTIALLY THE FORM ATTACHED TO THE PROXY STATEMENT AS APPENDIX A, AT THE DISCRETION OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”), EFFECT A REVERSE STOCK SPLIT WITH RESPECT TO THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK, PAR VALUE $0.0001 PER SHARE, WHICH CONSISTS OF VOTING COMMON STOCK AND NON-VOTING COMMON STOCK, AT A RATIO BETWEEN 1-FOR-2 AND 1-FOR-16 (THE “RANGE”), WITH THE RATIO WITHIN SUCH RANGE TO BE DETERMINED AT THE DISCRETION OF THE BOARD (THE “REVERSE STOCK SPLIT PROPOSAL”) AND INCLUDED IN A PUBLIC ANNOUNCEMENT

General

Our Board has adopted and is recommending that our stockholders approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our Common Stock at a ratio ranging from any whole number between 1-for-2 and 1-for-16, with the exact ratio within such Range to be determined by the Board in its discretion (the “Reverse Stock Split”), subject to the Board’s authority to determine when to file the amendment and to abandon the amendment notwithstanding prior stockholder approval of such amendments. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of the proposed amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split is included as Appendix A to this Proxy Statement (the “Reverse Stock Split Amendment”). The Board has determined that the Reverse Stock Split Amendment is advisable and in the best interests of the Company and its stockholders and is submitting such amendment for consideration by our stockholders at the Annual Meeting.

By approving this proposal, stockholders will approve an amendment to our Second Amended and Restated Certificate of Incorporation pursuant to which a whole number of outstanding shares of our Common Stock between 2 and 16, inclusive, would be combined into one (1) share of our Common Stock (which includes Voting Common Stock and Non-Voting Common Stock). Upon receiving stockholder approval, the Board will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved Range described above and to effect the Reverse Stock Split by filing a Certificate of Amendment with the Secretary of State of the State of Delaware. The Board may also elect not to effect the Reverse Stock Split.

The Board’s decision as to whether and when to effect the Reverse Stock Split and the ratio of such Reverse Stock Split will be based on a number of factors, including the market conditions, the historical, then-existing and expected trading price of our Common Stock, the anticipated impact of the Reverse Stock Split on the trading price of our Common Stock and on the continued listing requirements of NYSE American. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.

Because the Reverse Stock Split will decrease the number of outstanding shares of our Common Stock by a ratio in the range of 1-for-2 to 1-for-16 but would not effect a decrease to the number of shares of Common Stock and Non-Voting Common Stock that the Company will be authorized to issue, the proposed Reverse Stock Split Amendment would result in a relative increase in the number of authorized and unissued shares of our Common Stock and Non-Voting Common Stock. For more information on the relative increase in the number of authorized shares of our common stock, see “Effects of the Reverse Stock Split on Authorized Share Capital” below.

We believe that the Range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every sixteen (16) shares of our outstanding Common Stock would be combined and reclassified into one (1) share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the authority to elect whether or not and when to amend our Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to raise new equity capital either through private fund-raising transactions or by accessing the public equity capital markets. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

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Purpose and Background of the Reverse Stock Split

Our Common Stock currently trades on the NYSE American under the symbol “CLDI”. The NYSE American has several continued listing criteria that companies must satisfy in order to remain listed on the exchanges. One of these criteria is that a company’s common stock have a trading price that is greater than or equal to $1.00 per share. As of April 16, 2026, the last trading price of our shares was $0.2772. We have traded under $1.00 per share in the last 12 months. Given the trading behavior of our stock over the past year, the volatility of the markets and the current macroeconomic environment, we believe that approval of this proposal is prudent as a pre-emptive measure in the event our stock trades under $1.00 for an extended period of time. Further, certain institutional investors are prohibited from investing in shares priced under certain dollar thresholds. Therefore, effecting a reverse stock split may make our stock more attractive to institutional and other investors by increasing the per share price above such thresholds.

The purpose of the reverse stock split is to increase the per share trading value of our common stock. Our Board of Directors intends to effect the proposed reverse stock split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading prices for our Common Stock, and only if the implementation of a reverse stock split is determined by the Board of Directors to be in the best interests of the Company and its stockholders. Our Board of Directors may exercise its discretion not to implement a reverse stock split.

Facilitation of Future Capital Raising

The Company needs additional capital to continue operations. The Board believes it is critically important for the Company to maintain its flexibility in accessing the equity capital markets. We intend to raise capital through equity or debt financing to fund our current operations. Such additional financing could take a variety of forms, including a private investment in common stock or preferred equity securities, convertible debt securities or other debt financing, rights offering or public offering of equity or debt securities. The availability of additional equity or debt financing will depend on the continued execution of our long-term roadmap, our ability to demonstrate execution of our business plan, as well as market conditions. There can be no assurance that such equity or debt financing will be available in amounts or on terms acceptable to us, if at all.

The sale of additional equity would result in significant dilution to our stockholders. Failure to raise additional capital through equity or debt financing would have a material adverse effect on our ability to meet our short and long-term liquidity needs and achieve our business objectives. The Board believes that the Reverse Stock Split would facilitate the Company’s ability to raise additional equity capital in particular, including due to the expected resulting pro rata increase in the per share market price of our Common Stock, as described under “Potential Increased Investor Interest” below. The Board believes that a pro rata increase in per share market price of Common Stock following a Reverse Stock Split would enhance the Company’s ability to raise capital to fund its current operations.

Potential Increased Investor Interest

In addition, in approving the proposed Reverse Stock Split Amendment, the Board considered that the Reverse Stock Split and the expected resulting pro rata increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders.

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We believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. For all of these reasons, we believe the Reverse Stock Split could potentially increase marketability, trading volume, and liquidity of our Common Stock.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and our ability to raise additional capital. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

In light of the factors mentioned above, our Board believes that the Reverse Stock Split is in our stockholders’ best interests and unanimously approved the proposed amendment to our Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

If the reverse stock split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding. There can be no assurance that the reverse stock split will result in any particular price for our common stock. As a result, the trading liquidity of our common stock may not necessarily improve.

There can be no assurance that the market price per share of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. For example, based on the closing price of our Common Stock on the Record Date of $[ ] per share, if the reverse stock split were implemented and approved for a reverse stock split ratio of one-for-ten, there can be no assurance that the post-split market price of our common stock would be $[ ] or greater. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

Because the number of issued and outstanding shares of common stock would decrease as result of the reverse stock split, the number of authorized but unissued shares of common stock may increase on a relative basis. If we issue additional shares of common stock, the ownership interest of our current stockholders would be diluted, possibly substantially.

The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company.

The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Our Board of Directors intends to effect the reverse stock split only if it believes that a decrease in the number of shares is likely to improve the trading price of our common stock and if the implementation of the reverse stock split is determined by the Board of Directors to be in the best interests of the Company and its stockholders.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of the Range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the Range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be no more than 1-for-16.

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The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. The Board will determine the specific Reverse Stock Split ratio consistent with continuing to the meet the listing requirements of the NYSE American, including maintaining the minimum number of holders immediately after effecting such Reverse Stock Split. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Prior Reverse Stock Split

The Company has previously completed a reverse stock split, which had temporarily increased the Company’s stock price, but which did not result in its stock price maintaining such an increase in the long-term. On August 1, 2025, the Company completed a 1-for-12 reverse stock split, effective August 4, 2025 which initially increased its stock price to $6.18 per share, when the stock started trading on a post split basis on August 6, 2025. In January 2026, the Company’s stock price fell below $1.00 per share. As described in this paragraph, although the primary objective of the Company’s previous reverse stock split has been to increase the stock price in order to comply with the minimum per share price requirements of the NYSE American, the previous reverse stock split has not resulted in the long-term achievement of such objectives. The Company can provide no assurance that if this Proposal 3 is approved, and if the Company completes another reverse stock split, that the primary objective of the stock split, which is to comply with the $1.00 per share minimum price requirements of the NYSE American, will be achieved for a longer period of time than has occurred historically.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained.

If our stockholders approve the Reverse Stock Split proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

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We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, and outstanding shares of Non-Voting Stock, by a Reverse Stock Split ratio between 1-for-2 and 1-for-16. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain at $0.0001. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Effects of the Amendment on our Common Stock

If the Reverse Stock Split is effected, each stockholder will own fewer shares of our Common Stock as a result of the Reverse Stock Split. Because the Reverse Stock Split will decrease the number of outstanding shares of our Common Stock, the proposed Reverse Stock Split Amendment will result in a relative increase in the number of authorized and unissued shares of our Common Stock. All outstanding options to purchase shares of our Common Stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. All outstanding warrants, including the Public Warrants and other warrants, will be adjusted as a result of the Reverse Stock Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.

As of the Record Date, the Company had [   ] shares of Common Stock outstanding (excluding 150,000 shares of Non-Voting Common Stock). For purposes of illustration, if the Reverse Stock Split is effected at a ratio between 1-for-2 and 1-for-16, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately [   ] shares and [   ] shares, respectively. In addition, if the Reverse Stock Split is effected at a ratio between 1-for-2 and 1-for-16, based on the number of outstanding shares as of the Record Date, after the Reverse Stock Split the public float would be approximately [   ] shares and [   ] shares, respectively.

We are currently authorized to issue a maximum of 330,000,000 shares of Common Stock, having a par value of $0.0001 per share, of which 312,000,000 are designated as Voting Common Stock, and 18,000,000 are designated as Non-Voting Common Stock. As of the Record Date, there were [   ] shares of our Voting Common Stock issued and outstanding, and 150,000 shares of Non-Voting Common Stock, issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Voting and Non-Voting Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

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In connection with our business combination with First Light Acquisition Group, Inc. (“FLAG”), each Calidi stockholder is entitled to earn, on a pro rata basis, up to 150,000 shares of Non-Voting Common Stock (the “Escalation Shares”) provided that certain price hurdles are achieved. During a certain escalation period, Calidi stockholders may be entitled to receive up to 150,000 in the aggregate with incremental releases of 37,500 shares upon the achievement of each share price hurdle if the trading price of Common Stock is $1,440.00, $1,680.00, $1,920.00 and $2,160.00, respectively, for a period of any 20 days within any 30-consecutive-day trading period. Accordingly, the Escalation Shares are in escrow, subject to cancellation if the applicable price hurdles are not achieved. While in escrow, the Escalation Shares have no voting rights. If the Reverse Stock Split is effected, the number of Escalation Shares outstanding, as well as each share price hurdle, will be adjusted on a pro-rata basis.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Except as disclosed in this Proxy Statement, and our intent to raise capital through the issuance of our equity and equity-based securities in order to achieve our business objectives, and we do not currently have any other plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected.

The chart below outlines the capital structure as described in this proposal and prior to and immediately following a possible Reverse Stock Split if the Reverse Stock Split is effected at a ratio of 1-for-2 , 1-for-10, 1-for-16 based on share information as of the close of business on April 17, 2026, but does not give effect to any other changes, including any issuance of securities after April 17, 2026 and treatment of any fractional shares. The table below does not include 1,000,000 shares of Preferred Stock authorized (all of which are undesignated and none of which are outstanding) under the Second Amended and Restated Certificate of Incorporation. The figures below do not give effect to the treatment of fractional shares.

	Number of shares of Common Stock before Reverse Stock Split	1-for 2	1-for-10	1-for-16
Authorized(1)	312,000,000	312,000,000	312,000,000	312,000,000
Issued and Outstanding(2)
Issuable under Outstanding Equity Awards(3)
Reserved for future issuance pursuant to the Equity Plans(4)
Issuable under Warrants(5)
Authorized but Unissued and Unreserved(6)

Notes:

(1)	Consists of 312,000,000 shares designated as Voting Common Stock, and excludes 18,000,000 shares designated as Non-Voting Common Stock. We do not intend to issue any Non-Voting Common Stock in the future.

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(2)	Consists of (i) [ ] shares of Voting Common Stock, and (ii) excludes 150,000 shares of Non-Voting Common Stock (representing the Escalation Shares held in escrow by the transfer agent). If the Reverse Stock Split is adopted, the Escalation Shares would be subject to the Reverse Stock Split and the number of Escalation Shares outstanding would be [ ], [ ] and [ ] respectively after giving effect to the Range of Reversed Stock Split indicated in the table.
(3)	Consists of shares reserved for issuance pursuant to outstanding stock options and restricted stock units.
(4)	Consists of shares reserved for future issuance under the Plans, excluding shares issuable under outstanding stock options and restricted stock units.
(5)	Consists of all outstanding warrants as of April 17, 2026.
(6)	Consists of shares of Common Stock authorized but unissued and unreserved for future issuance but unissued and unreserved for future issuance after giving effect to the Range of Reverse Stock Split indicated in the table. We do not intend to issue any Non-Voting Common Stock in the future.

The shares of Common Stock are currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split would not affect the registration of the Common Stock under the Exchange Act. After the Reverse Stock Split, the Common Stock would continue to be listed on the NYSE American under the symbol “CLDI” (although NYSE American would likely add the letter “D” to the end of the trading symbol temporarily to indicate that the Reverse Stock Split has occurred).

The Reverse Stock Split will not change the terms of our Common Stock. The shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now outstanding. The common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans

If the Reverse Stock Split is effected, the terms of equity awards (1) granted under the 2019 Equity Incentive Plan of Calidi which were assumed by us in connection with the Business Combination, (2) under our 2023 Employee Stock Purchase Plan (the “ESPP”) and (2) 2023 Equity Incentive Plan (“2023 Plan” and together with the ESPP, the “Equity Plans”), including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Equity Plans; (iv) the option price of each outstanding stock option; and (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Equity Plans, will be proportionally adjusted to give effect to the Reverse Stock Split; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Equity Plans, as well as any plan limits on the size of such grants (e.g., the plans limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be proportionately adjusted as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

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Effects of the Reverse Stock Split on Regulatory Matters

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects on CUSIP Number

If the Reverse Stock Split is effectuated, the post-Reverse Stock Split shares of Common Stock would have a new CUSIP number, which is a number used to identify our equity securities.

Effects of the Reverse Stock Split on Authorized Share Capital

Although the number of authorized shares of our Voting Common Stock and Non-Voting Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Voting Common Stock and Non-Voting Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Voting Common Stock and Non-Voting Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Therefore, because the total number of authorized shares of Voting Common Stock and Non-Voting Common Stock will not change as a result of the Reverse Stock Split, upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Voting Common Stock and Non-Voting Common Stock that are not issued or reserved for issuance would increase. All authorized but unissued shares that are not reserved for issuance would remain available for issuance by the Board for general corporate purposes at any time, at its discretion, without stockholder approval. If the Board were to authorize the subsequent issuance of any such shares, such issuances could dilute the ownership interests of holders of Common Stock. We do not intent to issue and further shares of Non-Voting Common Stock in the future.

Effects of the Reverse Stock Split on Currently Outstanding Common Warrants

As of the Record Date, the Company had outstanding Common Warrants to purchase up to [ ] shares of Common Stock, with each Common Warrant entitling a holder thereof to purchase one share of the Common Stock at a weighted average exercise price of $[ ] per share, subject to adjustment. The exercise price of the Common Warrants is subject to certain adjustments, including stock dividends, stock splits, combinations and reclassifications of the Company’s Common Stock. Upon occurrence of an adjustment event, the exercise price will be multiplied by a fraction of which the numerator will be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of such Common Warrant will be proportionately adjusted such that the aggregate exercise price of the Common Warrant will remain unchanged. All outstanding warrants entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options or warrants, as applicable, between and including one-half to one-nineteenth of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options or warrants, as applicable, immediately preceding the reverse stock split at an exercise price equal to between and including 2 to 16 times the exercise price specified before the reverse stock split, resulting in essentially the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split, as the case may be based on the ratio for the reverse stock split as determined by our Board.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

●	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Equity Plans, in order to comply with the requirements of Sections 409A and 424 of the Code.

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Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware, or such later date as determined by the Board as set forth in the Reverse Stock Split Amendment. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the authority to elect whether or not and when to amend our Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split.

Uncertificated Shares-Book Entry

Our Common Stock is electronically designated in “book-entry” form and stockholders will have their holdings electronically adjusted by the transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Anti-takeover Effects of Proposed Amendments

An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of our Common Stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not intended for such purposes, the effect of the increased available shares could be to render more difficult or discourage an attempt to take over or otherwise obtain control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, our Second Amended and Restated Certificate of Incorporation and our Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue preferred stock with rights senior to those of the Common Stock without any further vote or action by the stockholders and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our Board is not presently aware of any attempt to acquire control of the Company, and the Reverse Stock Split proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Interests of Directors and Executive Officers and Voting Agreement

Certain of our officers and directors have an interest in the Reverse Stock Split Proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our officers or directors have interests in the Reverse Stock Split Proposal that are different than or greater than those of any of our other stockholders.

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Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

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No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the reverse stock split or the corresponding Reverse Split Amendment to our Second Amended and Restated Certificate of Incorporation to effect the reverse stock split and we will not independently provide our stockholders with any such right.

Vote Required

Approval of the amendment to our Second Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the votes cast for at the Annual Meeting. Abstentions will have no effect on the outcome of Proposal 3. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4

INCREASE OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE CALIDI BIOTHERAPEUTICS, INC. 2023 EQUITY INCENTIVE PLAN

General

Our Board is asking our stockholders to approve an amendment to our 2023 Equity Incentive Plan (the “2023 Plan” or the “Incentive Plan”) to increase the maximum number of shares available for grant under the 2023 Plan by 1,667,185 shares (the “2023 Plan Increase”) increasing the aggregate issuable from 282,815 to 1,950,000 shares. The amendment to the Plan is included in the Proxy Statement as Appendix B.

On April 16, 2026, our Board approved the 2023 Plan Increase, subject to stockholder approval. The 2023 Plan Increase is intended to allow us to maintain a pool of shares available for grant under the 2023 Plan in order to retain, incentivize and reward our current employees, consultants, officers and directors, and to attract new employees, officers and consultants and, where appropriate, new director candidates.

As of the Record Date, there were [ ] shares available for future grants under the 2023 Plan. Approval of the 2023 Plan Increase would increase that number to 1,950,000 shares. If the 2023 Plan Increase is approved, the 1,950,000 total available shares are expected to allow for grants over approximately the next two years based on our current share price and historical grant practices, and assuming a stable grantee population, if approved and implemented. On April 17, 2026, the last reported sale price for our common stock on the NYSE American was $[ ] per share.

Description of the 2023 Plan

The material features of the 2023 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2023 Plan. Stockholders are encouraged to read the actual text of the 2023 Plan. To the extent there is a conflict between the terms of this summary and the Incentive Plan, the terms of the Incentive Plan will control.

Administration. The Incentive Plan is expected to be administered by Calidi’s compensation committee, all of the members of which are outside directors as defined under applicable federal tax laws, or by the board of directors of Calidi acting in place of the compensation committee (the “Incentive Plan Administrator”). Subject to the terms and conditions of the Incentive Plan, the compensation committee will have the authority, among other things, to select the persons to whom awards may be granted, construe and interpret the Incentive Plan, determine the number of shares of common stock or other consideration subject to awards, determine the terms of such awards and prescribe, amend and rescind the rules and regulations relating to the plan or any award granted thereunder, as well as to make all other determinations necessary or advisable for the administration of the Incentive Plan. The Incentive Plan provides that the Calidi Board or compensation committee may delegate its authority, including the authority to grant awards, to one or more executive officers to the extent permitted by applicable law, except, however, that awards granted to non-employee directors may only be established by Calidi’s Board.

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Types of Awards. The Incentive Plan allows for the grant of incentive stock options, nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock awards, restricted stock units (“RSUs”), other stock-based awards and other cash-based awards (collectively, the “Awards”) at the discretion of the Incentive Plan Administrator.

Share Reserve. Subject to Sections 2.6 and 21 in the Incentive Plan, and stockholder approval of this 2023 Plan Amendment Proposal the total number of shares of Common Stock (the “Shares”) reserved and available for grant and issuance pursuant to the Incentive Plan will be [ ] Shares, which is equal to approximately 10% of the issued and outstanding voting shares of Calidi determined as of the Record Date, and in addition to shares subject to outstanding awards under the 2019 Equity Incentive Plan.

Lapsed or Returned Awards. If Shares are subject to issuance upon exercise of an option or SAR granted under the Incentive Plan but which cease to be subject to the option or SAR for any reason other than exercise of the option or SAR, are subject to Awards granted under the Incentive Plan that are forfeited or are repurchased by Calidi at the original issue price, are subject to Awards granted under Incentive Plan that otherwise terminate without such Shares being issued or are surrendered pursuant to an Exchange Program (as defined in the Incentive Plan), the Shares subject to such awards will again be available for issuance under the Incentive Plan. If options or stock appreciation rights granted under the Incentive Plan are exercised or RSUs are settled, only the number of shares actually issued upon exercise or settlement of such awards will reduce the number of shares available under the Incentive Plan. If an award is paid out in cash or other property rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Incentive Plan. Shares used to satisfy the tax withholding obligations related to an RSU or used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for grant and issuance in connection with subsequent Awards under this Plan. Shares that otherwise become available for grant and issuance due to the foregoing will not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 in the Incentive Plan.

Shares issued under the Incentive Plan may be authorized but unissued shares or treasury shares. As of the date hereof, no awards have been granted under the Incentive Plan.

Incentive Stock Option Limit. No more than 250,000 shares of Calidi’s Common Stock may be issued under the Incentive Plan upon the exercise of ISOs.

Annual Limitation on Compensation of Non-Employee Directors. Non-employee directors are eligible to receive any type of Award offered under this Plan except ISOs. The grant date fair value of awards granted to each non-employee director during any fiscal year of Calidi may not exceed $750,000 (on a per-director basis). This limit is increased to $1,000,000 in the fiscal year a non-employee director is initially appointed or elected to Calidi’s Board. A Non-employee director may elect to receive his or her annual retainer payments and/or meeting fees from Calidi in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Incentive Plan Administrator.

Eligibility. Employees (including officers), directors and consultants who render services to Calidi or a parent or subsidiary thereof (whether now existing or subsequently established) are eligible to receive awards under the Incentive Plan. ISOs may only be granted to employees of Calidi or a parent or subsidiary thereof (whether now existing or subsequently established).

International Participation. The Incentive Plan Administrator has the authority to determine which subsidiaries of Calidi will be covered by the Incentive Plan, determine which individuals outside the United States are eligible to participate in the Incentive Plan, modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs, and practices, establish subplans and modify applicable grant terms and take any action that the Incentive Plan Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

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Repricing. The Incentive Plan Administrator has full authority to reprice options and stock appreciation rights (where such repricing is a reduction in the exercise price of outstanding options or SARs, the consent of the affected participants is not required provided written notice is provided to them) and to approve programs in which options and stock appreciation rights are exchanged for cash or other equity awards on terms the Incentive Plan Administrator determines, with the consent of the respective participants.

Stock Options. A stock option is the right to purchase a certain number of shares of stock at a fixed exercise price which, pursuant to the Incentive Plan, may not be less than 100% of the fair market value of Calidi Common Stock on the date of grant. Subject to limited exceptions, an option may have a term of up to 10 years and will generally expire sooner if the option holder’s service terminates. Options will vest at the rate determined by the Incentive Plan Administrator. An option holder may pay the exercise price of an option in cash, or, with the Incentive Plan Administrator’s consent, with shares of stock the option holder already owns, with proceeds from an immediate sale of the option shares through a broker approved by the Incentive Plan Administrator, through a net exercise procedure or by any other method permitted by applicable law.

The Incentive Plan Administrator may grant ISOs or NSOs to eligible employees and shall further determine the number of Shares subject to the option, the exercise price of the option, the period during which the option may vest and be exercised, and all other terms and conditions of the option.

With respect to awards granted as ISOs, to the extent that the aggregate fair market value of Calidi Common Stock with respect to which such ISOs are exercisable for the first time by an option holder during any calendar year under all of Calidi’s stock plans exceeds one hundred thousand dollars ($100,000), such options will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of Calidi’s total combined voting power or that of any parent or subsidiary of Calidi unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the ISO does not exceed five years from the date of grant.

Stock Appreciation Rights. A stock appreciation right provides the recipient with the right to the appreciation in a specified number of shares of stock. The Incentive Plan Administrator shall determine the terms of each SAR, including the number of Shares subject to the SAR, the exercise price, which may not be less than the fair market value of Calidi Common Stock on the date of grant, and exercise period, the consideration to be distributed on exercise and settlement of the SAR, and the effect of the termination of service on each SAR. Subject to limited exceptions, a stock appreciation right may have a term of up to 10 years and will generally expire sooner if the recipient’s service terminates. SARs will vest at the rate determined by the Incentive Plan Administrator. Upon exercise of a SAR, the recipient will receive an amount in cash, stock, or a combination of stock and cash determined by the Incentive Plan Administrator, equal to the excess of the fair market value of the shares being exercised over their exercise price.

Restricted Stock Awards. A restricted stock award is an offer by Calidi to sell to an eligible employee that are subject to restrictions. Shares of restricted stock may be issued under the Incentive Plan pursuant to a restricted stock award agreement, for such consideration as the Incentive Plan Administrator may determine, including cash, services rendered or to be rendered to Calidi or such other forms of consideration permitted under applicable law. The Incentive Plan Administrator in its discretion shall determine the number of shares that may be purchased, the purchase price (if any), the restrictions under which the Shares will be subject, and all other terms and conditions of the restricted stock award. Recipients of restricted stock generally have all of the rights of a shareholder with respect to those shares, including voting rights, however any dividends and other distributions on restricted stock will generally be subject to the same restrictions on transferability and forfeitability as the underlying shares.

Restricted Stock Units. A restricted stock unit is a right to receive a share, at no cost to the recipient, upon satisfaction of certain conditions, including vesting conditions, established by the Incentive Plan Administrator pursuant to a restricted stock unit agreement. RSUs vest at the rate determined by the Incentive Plan Administrator and any unvested RSUs will generally be forfeited upon termination of the recipient’s service, provided that no RSU will have a term longer than 10 years. If the RSU is being earned upon satisfaction of performance criteria, the Incentive Plan Administer shall determine the nature, length, and starting date for the RSU, select from among the performance criteria to be used to measure the performance, if any, and determine the number of Shares deemed subject to the RSU. Settlement of RSUs may be made in the form of cash, stock or a combination of cash and stock, as determined by the Incentive Plan Administrator in its sole discretion. Recipients of RSUs generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. At the Incentive Plan Administrator’s discretion and as set forth in the applicable restricted stock unit agreement, RSUs may provide for the right to dividend equivalents which will generally be subject to the same conditions and restrictions as the RSUs to which they pertain.

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Changes to Capital Structure. In the event of certain changes in capitalization, including a stock split, reverse stock split or stock dividend, proportionate adjustments will be made in the number and kind of shares available for issuance under the Incentive Plan, the limit on the number of shares that may be issued under the Incentive Plan as ISOs, the number and kind of shares subject to each outstanding award and/or the exercise price of each outstanding award, subject to any required action by the Calidi Board or Calidi Stockholders and in compliance with applicable securities or other laws. No fractional shares shall be issued.

Corporate Transactions; Change in Control. If Calidi is party to a merger, consolidation or certain Change in Control transactions, each outstanding award will be treated as described in the definitive transaction agreement, which need not treat all outstanding awards in an identical manner, and, may include the continuation, assumption or substitution of an outstanding award, the cancellation of an outstanding award after an opportunity to exercise or the cancellation of an outstanding award in exchange for a payment equal to the value of the shares subject to such award less any applicable exercise price. In general, if an award held by a participant who remains in service at the effective time of a Change in Control transaction is not continued, assumed or substituted, then the award will vest in full. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute outstanding awards pursuant to a Corporate Transaction (as defined in the Incentive Plan), then the Incentive Plan Administrator will notify each participant that such participant’s award will, if exercisable, be exercisable for a period of time determined by the Incentive Plan Administrator in its sole discretion, and such award will terminate upon the expiration of such period.

Transferability of Awards. Unless the Incentive Plan Administrator determines otherwise, an award generally will not be transferable other than by beneficiary designation, a will or the laws of descent and distribution. The Incentive Plan Administrator may permit transfer of an award in a manner consistent with applicable law.

Amendment and Termination. The Incentive Plan Administrator may amend or terminate the Incentive Plan at any time. Any such amendment or termination will not affect outstanding awards. If not sooner terminated, the Incentive Plan will terminate automatically 10 years after its adoption by the FLAG Board. Shareholder approval is not required for any amendment of the Incentive Plan, unless required by applicable law, government regulation or exchange listing standards.

Certain Federal Income Tax Aspects of Awards Under the Incentive Plan

This is a brief summary of the U.S. federal income tax aspects of awards that may be made under the Incentive Plan based on existing U.S. federal income tax laws as of the date of this proxy statement/prospectus. This summary covers only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the Incentive Plan should consult their own professional tax advisors concerning tax aspects of awards under the Incentive Plan. The discussion below concerning tax deductions that may become available to Calidi Biotherapeutics under U.S. federal tax law is not intended to imply that Calidi will necessarily obtain a tax benefit from those deductions. The tax consequences of awards under the Incentive Plan depend upon the type of award. Changes to tax laws following the date of this proxy statement/prospectus could alter the tax consequences described below.

Incentive Stock Options. No taxable income is recognized by an option holder upon the grant or vesting of an ISO, and no taxable income is recognized at the time an ISO is exercised unless the option holder is subject to the alternative minimum tax. The excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares is includable in alternative minimum taxable income.

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If the option holder holds the purchased shares for more than one year after the date the ISO was exercised and more than two years after the ISO was granted (the “required ISO holding periods”), then the option holder will generally recognize long-term capital gain or loss upon disposition of such shares. The gain or loss will equal the difference between the amount realized upon the disposition of the shares and the exercise price paid for such shares. If the option holder disposes of the purchased shares before satisfying either of the required ISO holding periods, then the option holder will recognize ordinary income equal to the fair market value of the shares on the date the ISO was price paid for the shares (or, if less, the amount realized on a sale of such shares). Any additional gain will be a capital gain and will be treated as short-term or long-term capital gain depending on how long the shares were held by the option holder.

Nonqualified Stock Options. No taxable income is recognized by an option holder upon the grant or vesting of an NSO, provided the NSO does not have a readily ascertainable fair market value. If the NSO does not have a readily ascertainable fair market value, the option holder will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If the option holder is an employee or former employee, the option holder will be required to satisfy the tax withholding requirements applicable to such income. Upon resale of the purchased shares, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the option holder.

Stock Appreciation Rights. In general, no taxable income results upon the grant of a SAR. A participant will generally recognize ordinary income in the year of exercise equal to the value of the shares or other consideration received. In the case of a current or former employee, this amount is subject to income tax withholding. Upon resale of the shares acquired pursuant to a SAR, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the recipient.

Restricted Stock Awards. A participant who receives an award of restricted stock generally does not recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the amount, if any, paid for the shares. Alternatively, a participant may make a one-time election to recognize income at the time the participant receives restricted stock in an amount equal to the fair market value of the restricted stock (less any amount paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.

Restricted Stock Unit. In general, no taxable income results upon the grant of an RSU. The recipient will generally recognize ordinary income, subject to withholding if the recipient is an employee or former employee, equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU. Upon resale of the shares acquired pursuant to an RSU, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the recipient.

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (a) the end of Calidi’s fiscal year in which vesting occurs or (b) the end of the calendar year in which vesting occurs. Restricted stock awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income, plus premium interest.

Tax Treatment of Calidi Biotherapeutics. New Calidi will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the Incentive Plan. However, Section 162(m) of the Code may limit the deductibility of certain awards granted under the Incentive Plan. Although the Incentive Plan Administrator considers the deductibility of compensation as one factor in determining executive compensation, the Incentive Plan Administrator retains the discretion to award and pay compensation that is not deductible as it believes that it is in the shareholders’ best interests to maintain flexibility in the approach to executive compensation and to structure a program that Calidi considers to be the most effective in attracting, motivating and retaining key employees.

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Consequences of Failing to Approve the Proposal

If the amendment to increase the number of shares authorized under our 2023 Plan is not approved by stockholders, the 2023 Plan will continue in full force and effect in accordance with its terms. Once the share reserve under the 2023 Plan is exhausted, we may elect to provide compensation through other means, such as cash-settled awards or other cash compensation, to assure that we and our affiliates can attract and retain qualified personnel.

Vote Required

Approval of the 2023 Plan Amendment requires the affirmative vote of the holders of a majority of the votes cast for at the Annual Meeting. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.” Broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the same effect as an “AGAINST” vote on this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4

PROPOSAL 5

TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING,
IF NECESSARY OR ADVISABLE, TO SOLICIT ADDITIONAL PROXIES.

In this proposal, we are asking our stockholders to authorize us to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve the Reverse Stock Split Proposal or the 2023 Plan Amendment Proposal described in this Proxy Statement at the Annual Meeting. If our stockholders approve this proposal, we could adjourn the Annual Meeting, to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of any adjournment of less than thirty (30) days is required to be given if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting; provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares represented thereat is required for the Adjournment Proposal. We understand that this Adjournment Proposal will be considered “routine” by the NYSE American and, accordingly, broker non-votes are not expected on this proposal. Abstentions will have no effect with respect to the vote on the Adjournment Proposal (assuming the presence of a quorum), or, in the absence of a quorum, will have the same effect as a vote “AGAINST” the Adjournment Proposal.

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OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 5.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING OF STOCKHOLDERS

Submission of Stockholder Nominations for Director

Stockholders may propose candidates for board membership by providing timely written notice to the Company’s Corporate Secretary at Calidi Biotherapeutics, Inc., 4475 Executive Drive, Suite 200 San Diego, CA 92121. To be timely, Section 2.4 of our Amended and Restated Bylaws (the “Bylaws”) requires that a stockholder’s written notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Company. We will be holding our annual meeting on June 12, 2026; accordingly, with respect to our 2027 annual meeting of stockholders (the “2027 Annual Meeting”), our Bylaws require written notice to be delivered to the Corporate Secretary at the principal executive offices of the Company, as early as February 12, 2027, but no later than March 15, 2027, unless the 2026 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from June 12, 2027.

A stockholder’s notice for the nomination of any person(s) for election to the Board of Directors must include all the information relating to such nominee and to the proposing stockholder as set forth under Section 2.5(c) of the Bylaws. In addition, to be eligible to be a candidate for election as a director, each proposed nominee must deliver to the Company’s Corporate Secretary at the principal executive offices of the Company information required under Section 2.5(f) of the Bylaws. Our Bylaws can be found at: https://www.sec.gov/Archives/edgar/data/1855485/000119312523237077/d894152dex32.htm and the amendment at: https://www.sec.gov/Archives/edgar/data/1855485/000149315224008601/ex3-1.htm.

All stockholder nominations shall comply with all applicable requirements of the Exchange Act. The Company may require also any proposed nominee to furnish such other information as it may reasonably require, to determine the eligibility of that proposed nominee to serve as a director of the Company.

Submission of Stockholder Proposals

Pursuant to Section 2.5 of the Bylaws, a stockholder who wishes to have a proposal be included in our proxy statement and form of proxy relating to the 2027 Annual Meeting must deliver a written copy of their proposal to the Corporate Secretary at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Company. As discussed above, we will be holding our annual meeting on June 12, 2026; accordingly, with respect to our 2027 Annual Meeting, our Bylaws require written notice to be delivered to the Corporate Secretary at the principal executive offices of the Company, as early as February 12, 2027, but no later than March 15, 2027, unless the 2027 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from June 12, 2027.

Stockholder proposals must include, as to each matter proposed, the information required under Section 2.4(c)(iii) of the Bylaws and the information required of the proposing stockholder under Sections 2.4(c)(i) and 2.4(c)(ii) of the Bylaws. In addition, all proposals must comply with the provisions of the Bylaws and Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, unless such proposal is being made only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Company’s proxy statement. See “Rule 14a-8” below.

Rule 14a-8

Pursuant to Section 2.4 of the Bylaws, the submission procedures for stockholder proposals described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Company of the stockholder’s intention to present the proposal at an annual or Annual Meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than one hundred twenty (120) days before the date of the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, which was filed with the SEC on May 23, 2025. However, if the date of the 2027 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

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In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, the Company strongly encourages stockholders who wish to submit a proposal or nomination to seek independent counsel. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaws and Rule 14a-8 requirements. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Rule 14a-19

In order for stockholders to give timely notice of director nominations at our 2027 Annual Meeting for inclusion on a universal proxy card under Rule 14a-19 of the Exchange Act (“Rule 14a-19”), notice must be submitted by the same deadline as disclosed above under the advance notice procedures set forth in our Bylaws and must also include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) of the Exchange Act.

Mailing Instructions

Stockholder written proposals should be delivered to Calidi Biotherapeutics, Inc., c/o Corporate Secretary, 4475 Executive Drive, Suite 200 San Diego, CA 92121. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our proxy statement mailed to you, please submit a request to our Corporate Secretary at Calidi Biotherapeutics, Inc., 4475 Executive Drive, Suite 200, San Diego, California 92121 or contact us by phone at (858) 794-9600 or ir@calidibio.com, and we will promptly send you what you have requested. You can also contact our Corporate Secretary at the telephone number provided if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, we do not know of any matter to be acted upon at the Annual Meeting other than the matters described in this Proxy Statement.

The Board invites you to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting virtually, please submit your vote by Internet, telephone or postal mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE READ THIS PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR POSTAL MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

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APPENDIX A

Certificate of Amendment

to the

Certificate of Incorporation

Of

Calidi Biotherapeutics, INC.

This Certificate of Amendment to the Certificate of Incorporation of Calidi Biotherapeutics, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, is hereby duly adopted pursuant to and in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

1. Article 4, Part A of the Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph immediately after the first paragraph of Article 4:

“Contingent upon filing and effective as of 12:01 a.m. on [EFFECTIVE DATE] (the “Effective Time”), each [# IN WORDS] ([#]) shares Common Stock issued and outstanding prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Split”). No fractional share shall be issued in connection with the foregoing combination of the shares pursuant to the Reverse Split. A holder of Common Stock who would otherwise be entitled to receive a fractional share as a result of the Reverse Split will receive one whole share of Common Stock in lieu of such fractional share.

The Reverse Split shall occur automatically without any further action by the holders of Common Stock, and whether or not the certificates representing such shares have been surrendered to the Corporation; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Split unless the existing certificates evidencing the applicable shares of stock prior to the Reverse Split are either delivered to the Corporation, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed, and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation, for the purpose of amending the Certificate of Incorporation pursuant to the Delaware General Corporation Law, does hereby make and file this Certificate of Amendment, hereby declaring and certifying that the facts herein stated are true, and accordingly has hereunto set his hand this [DATE] day of [MONTH], [YEAR].

This Certificate of Amendment shall become effective at 12:01 a.m. on [EFFECTIVE DATE].

By:
Title:	Chief Executive Officer
Name:	Eric Poma

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APPENDIX B

AMENDMENT TO

CALIDI BIOTHERAPEUTICS, INC.

2023 EQUITY INCENTIVE PLAN

Section 2.1 of the Plan is hereby amended and restated in its entirety as follows:

“2.1. Number of Shares Available. Subject to Sections 2.6 and 21 and the other applicable provisions of this Plan, the total number of Shares reserved and available for grant and issuance under this Plan shall be 1,950,000 Shares, or such lesser number of Shares as determined by the Board at such time.”

Capitalized terms used but not defined in this amendment have the meanings given to them in the Company’s 2023 Equity Incentive Plan.

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